EXECUTION
















            STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

                                     and

                 FIRST BANK NATIONAL ASSOCIATION, as Trustee



                         ___________________________

                               TRUST AGREEMENT

                         Dated as of November 1, 1996
                         ___________________________



                   STRUCTURED ASSET SECURITIES CORPORATION
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1996-6





                              TABLE OF CONTENTS
Section                                                                  Page
-------                                                                  ----

                                  ARTICLE I

                                 DEFINITIONS

1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
1.02.  Calculations Respecting Mortgage Loans . . . . . . . . . . . . . .  41
1.03.  Calculations Respecting Accrued Interest . . . . . . . . . . . . .  41

                                  ARTICLE II

                            DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

2.01.  Creation and Declaration of Trust Fund;
       Conveyance of Mortgage Loans . . . . . . . . . . . . . . . . . . .  41


2.02.  Acceptance of Trust Fund by Trustee: Review
       of Documentation for Trust Fund  . . . . . . . . . . . . . . . . .  43
2.03.  Representations and Warranties of the Depositor  . . . . . . . . .  43
2.04.  Discovery of Breach  . . . . . . . . . . . . . . . . . . . . . . .  45
2.05.  Repurchase, Purchase or Substitution of
       Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . .  45
2.06.  Grant Clause . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                                 ARTICLE III

                               THE CERTIFICATES

3.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  47
3.02.  Registration . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
3.03.  Transfer and Exchange of Certificates  . . . . . . . . . . . . . .  48
3.04.  Cancellation of Certificates . . . . . . . . . . . . . . . . . . .  52
3.05.  Replacement of Certificates  . . . . . . . . . . . . . . . . . . .  52
3.06.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . .  52
3.07.  Temporary Certificates . . . . . . . . . . . . . . . . . . . . . .  53
3.08.  Appointment of Paying Agent  . . . . . . . . . . . . . . . . . . .  53
3.09.  Book-Entry Certificates  . . . . . . . . . . . . . . . . . . . . .  54

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

4.01.  (Omitted). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
4.02.  (Omitted). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
4.03.  Reports to Certificateholders  . . . . . . . . . . . . . . . . . .  55
4.04.  Certificate Account  . . . . . . . . . . . . . . . . . . . . . . .  58
4.05.  Determination of LIBOR . . . . . . . . . . . . . . . . . . . . . .  59
4.06.  The Class 1-A3 Reserve Fund  . . . . . . . . . . . . . . . . . . .  60



                                  ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

5.01.  Distributions Generally  . . . . . . . . . . . . . . . . . . . . .  61
5.02.  Distributions from the Certificate Account . . . . . . . . . . . .  62
5.03.  Allocation of Realized Losses  . . . . . . . . . . . . . . . . . .  70
5.04.  Trustee Advances . . . . . . . . . . . . . . . . . . . . . . . . .  73
5.05.  Distributions of Principal on Redemption Certificates  . . . . . .  73
5.06.  The Certificate Insurance Policy . . . . . . . . . . . . . . . . .  79

                                  ARTICLE VI

                  CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

6.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  82
6.02.  Certain Matters Affecting the Trustee  . . . . . . . . . . . . . .  84
6.03.  Trustee Not Liable for Certificates  . . . . . . . . . . . . . . .  85
6.04.  Trustee May Own Certificates . . . . . . . . . . . . . . . . . . .  86
6.05.  Eligibility Requirements for Trustee . . . . . . . . . . . . . . .  86
6.06.  Resignation and Removal of Trustee . . . . . . . . . . . . . . . .  86
6.07.  Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  87
6.08.  Merger or Consolidation of Trustee . . . . . . . . . . . . . . . .  88
6.09.  Appointment of Co-Trustee, Separate Trustee
       or Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
6.10.  Authenticating Agents  . . . . . . . . . . . . . . . . . . . . . .  90
6.11.  Indemnification of Trustee . . . . . . . . . . . . . . . . . . . .  91
6.12.  Fees and Expenses of Trustee . . . . . . . . . . . . . . . . . . .  92
6.13.  Collection of Monies . . . . . . . . . . . . . . . . . . . . . . .  92
6.14.  Trustee To Act; Appointment of Successor . . . . . . . . . . . . .  92
6.15.  Additional Remedies of Trustee Upon Event of Default . . . . . . .  94
6.16.  Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . .  95
6.17.  Notification to Holders  . . . . . . . . . . . . . . . . . . . . .  95
6.18.  Directions by Certificateholders and Duties
       of Trustee During Event of Default . . . . . . . . . . . . . . . .  95
6.19.  Action Upon Certain Failures of the Servicer
       and Upon Event of Default  . . . . . . . . . . . . . . . . . . . .  96

                                 ARTICLE VII

                           PURCHASE AND TERMINATION
                              OF THE TRUST FUND

7.01.  Termination of Trust Fund Upon Repurchase
       or Liquidation of All Mortgage Loans . . . . . . . . . . . . . . .  96
7.02.  Procedure Upon Termination of Trust Fund . . . . . . . . . . . . .  97
7.03.  Additional Trust Fund Termination Requirements . . . . . . . . . .  98


                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

8.01.  Limitation on Rights of Holders  . . . . . . . . . . . . . . . . .  99
8.02.  Access to List of Holders  . . . . . . . . . . . . . . . . . . . . 100
8.03.  Acts of Holders of Certificates  . . . . . . . . . . . . . . . . . 100

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

9.01.  Trustee To Retain Possession of Certain Documents  . . . . . . . . 101
9.02.  Preparation of Tax Returns and Other Reports . . . . . . . . . . . 101
9.03.  Release of Mortgage Files  . . . . . . . . . . . . . . . . . . . . 102

                                  ARTICLE X

                             REMIC ADMINISTRATION

10.01.  REMIC Administration  . . . . . . . . . . . . . . . . . . . . . . 103
10.02.  Prohibited Transactions and Activities  . . . . . . . . . . . . . 106
10.03.  Indemnification with Respect to Certain Taxes
        and Loss of REMIC Status  . . . . . . . . . . . . . . . . . . . . 107

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

11.01.  Binding Nature of Agreement; Assignment . . . . . . . . . . . . . 107
11.02.  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . 107
11.03.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
11.04.  Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . 109
11.05.  Provision of Information  . . . . . . . . . . . . . . . . . . . . 109
11.06.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . 110
11.07.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
11.08.  Severability of Provisions  . . . . . . . . . . . . . . . . . . . 110
11.09.  Indulgences; No Waivers . . . . . . . . . . . . . . . . . . . . . 110
11.10.  Headings Not To Affect Interpretation . . . . . . . . . . . . . . 111
11.11.  Benefits of Agreement . . . . . . . . . . . . . . . . . . . . . . 111
11.12.  Special Notices to the Rating Agencies. . . . . . . . . . . . . . 111
11.13.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . 112
11.14.  Matters Relating to the Certificate Insurance Policy  . . . . . . 112


                                 ATTACHMENTS


Exhibit A      Forms of Certificates
Exhibit B      Form of Trustee Final Certification
Exhibit B-4    Form of Endorsement
Exhibit C      Request for Release of Documents and Receipt
Exhibit D-l    Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2    Residual Certificate Transfer Affidavit (Transferor)
Exhibit E      Sale and Servicing Agreement
Exhibit F      Form of Rule 144A Transfer Certificate
Exhibit G      Form of Purchaser's Letter for Institutional Accredited
Investors
Exhibit H      Form of ERISA Transfer Affidavit
Exhibit I      Form of Certificate Insurance Policy
Exhibit J      Monthly Remittance Advice
Exhibit K      Monthly Electronic Data Transmission

Schedule A     Mortgage Loan Schedule
Schedule B     Principal Amount Schedules


     This TRUST AGREEMENT, dated as of November 1, 1996 (the "Agreement"), is by and between STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                            PRELIMINARY STATEMENT

     The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor is entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The following table sets forth (or describes) the Class designation, Certificate Interest Rate, and initial Class Certificate Principal Amount (or Aggregate Notional Amount) for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



             Class			     Certificate	 Initial Certificate
          Designation                       Interest Rate	   Principal Amount
------------------------------		--------------------	----------------------
      Class 1-A1                                7.50%                 $74,750,000.00
      Class 1-A2                                7.50%                  17,547,000.00
      Class 1-A3                                7.00%                   8,500,000.00
      Class 1-A4                                0.42%                       (4)
      Class 1-A5                                7.50%                  15,526,000.00
      Class 1-AP                                0.00%                   1,158,384.35
      Class 1-AX                                7.50%                       (5)
      Class 2-A                                  (1)                  101,084,000.00
      Class 3-A1                                 (2)                   32,133,000.00
      Class 3-A2                                 (2)                    7,907,000.00
      Class B1                                   (3)                    7,776,000.00
      Class 3-B1                                 (2)                    1,443,000.00
      Class B2                                   (3)                    2,600,000.00
      Class 3-B2                                 (2)                      126,000.00
      Class B3                                   (3)                    2,206,000.00
      Class 3-B3                                 (2)                       41,000.00
      Class B4                                   (3)                      912,000.00
      Class B5                                   (3)                      425,000.00
      Class B6                                   (3)                      976,191.20
      Class R1                                   (2)                          100.00
      Class R2                                   (2)                          100.00


______________________
(1) The Certificate Interest Rate with respect to any Distribution Date for the Class 2-A Certificates is a per annum rate equal to the Pool 2 Rate for such date.

(2) The Certificate Interest Rate with respect to any Distribution Date for each Class of the Class 3-A1, Class 3-A2, Class 3-B1, Class 3-B2, Class 3-B3, Class R1 and Class R2 Certificates is a per annum rate equal to the Pool 3 Rate for such date.

(3) The Certificate Interest Rate with respect to any Distribution Date for each Class of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates is a per annum rate equal to the weighted average of the Component Interest Rates for the Components of such Class for such date, weighted on the basis of the Component Principal Amounts of such Components immediately prior to such date.

(4) The Class 1-A4 Certificates will accrue interest on an Aggregate
    Notional Amount equal, with respect to any Distribution Date, to the Class Certificate Principal Amount of the Class 1-A3 Certificates immediately prior to such date.

(5) The Class 1-AX Certificates will accrue interest on a calculated
    Aggregate Notional Amount equal, with respect to any Distribution Date, to the product of (x) the fraction, the numerator of which is the excess of the weighted average of the Net Mortgage Rates of the Pool 1 Premium Mortgage Loans, weighted on the basis of the Scheduled Principal Balance of such Mortgage Loans as of the first day of the related Interest Accrual Period, over 7.50%, and the denominator of which is 7.50%, and (y) the aggregate Scheduled Principal Balance of the Pool 1 Premium Mortgage Loans as of the first day of the related Interest Accrual Period.

     As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $275,110,775.55.

     In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows:


                                  ARTICLE I
                                 DEFINITIONS

     Section 1.01.  Definitions.  The following words and phrases, unless
                    -----------
the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices:  As defined in the Sale and Servicing
     ----------------------------
Agreement.

     Accountant:  A person engaged in the practice of accounting who
     ----------
(except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accretion Directed Certificate:  None.
     ------------------------------

     Accretion Termination Date:  The earlier of (i) the Credit Support
     --------------------------
Depletion Date and (ii) the date on which the Class Certificate Principal Amount of each Class of Accretion Directed Certificates has been reduced to zero.

     Accrual Amount:  As to any Class of Accrual Certificates and any
     --------------
Accrual Component and each Distribution Date through the Credit Support Depletion Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 5.02(a)(ii) on such Distribution Date and (y) any Interest Shortfall allocable to such Class or Component pursuant to Section 5.02(a)(iii) on such Distribution Date. As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the Credit Support Depletion Date, zero.

     Accrual Certificate:  None.
     -------------------

     Accrual Component:  None.
     -----------------

     Accrued Certificate Interest:  As to any Class of Certificates or
     ----------------------------
Component and any Distribution Date, the product of the Certificate Interest Rate or Component Interest Rate for such Class of Certificates or Component and the outstanding Class Certificate Principal Amount (or Aggregate Notional Amount) or Component Principal Amount of such Class of Certificates or Component immediately preceding such Distribution Date, as reduced by (i) such Class's or Component's pro rata share of the interest portion of any Excess Losses with respect to the related Mortgage Pool for such date and, after the Credit Support Depletion Date for the related Certificate Group, any Realized Losses with respect to the related Mortgage Pool for such date, (ii) after the Credit Support Depletion Date for the related Certificate Group, such Class's or Component's pro rata share of any Relief Act Reduction with respect to the related Mortgage Pool for such date and (iii) on any Cross-Collateralization Date, the amount of any Interest Reduction allocated to such Class or Component for such date.

     Additional Collateral:  None.
     ---------------------

     Adjustable Rate Mortgage Loan:  None.
     -----------------------------

     Advance:  An advance of the aggregate of payments of principal and
     -------
interest (net of the Servicing Fee) on one or more Mortgage Loans due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by the Servicer pursuant to the Sale and Servicing Agreement.

     Affiliate:  With respect to any specified Person, any other Person
     ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Notional Amount:  With respect to the Class 1-A4 and Class
     -------------------------
1-AX Certificates, the aggregate notional amount described in the Preliminary Statement hereto.

     Aggregate FSA Premium:  As to any Distribution Date, the sum of (a)
     ---------------------
the FSA Premium for such Distribution Date and (b) the amount of any FSA Premium that was not distributed to Financial Security on any prior Distribution Date.

     Aggregate Principal Balance:  The aggregate of the Scheduled
     ---------------------------
Principal Balances for all Mortgage Loans at the date of  determination.

     Aggregate Voting Interests:  The aggregate of the Voting Interests of
     --------------------------
all the Certificates under this Agreement.

     Agreement:  This Trust Agreement and all amendments and supplements
     ---------
hereto.

     AP Percentage:  As to any Pool 1 Discount Mortgage Loan, the
     -------------
percentage equivalent of the fraction, the numerator of which is the excess of 7.50% over the Net Mortgage Rate of such Pool 1 Discount Mortgage Loan and the denominator of which is 7.50%. As to any Pool 1 Non-Discount Mortgage Loan, 0%.

     Appraised Value:  With respect to any Mortgage Loan, the amount set
     ---------------
forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage:  An assignment of the Mortgage, notice of
     ----------------------
transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for
     --------  -------
determining whether any such assignment is in recordable form.

     Authenticating Agent:  Any authenticating agent appointed by the
     --------------------
Trustee pursuant to Section 6.10.

     Authorized Officer:  Any Person who may execute an Officer's
     ------------------
Certificate on behalf of the Depositor.

     Available Distribution Amount:  On any Distribution Date and with
     -----------------------------
respect to each Mortgage Pool, the sum of the following amounts:

          (1) the total amount of all cash received by the Servicer with respect to the related Collection Period (or the related Prepayment Period, in the case of Principal Prepayments) and deposited by the Servicer by the Remittance Date for such Distribution Date with respect to the related Mortgage Loans (including proceeds of any Insurance Policy and any other credit support relating to the Mortgage Loans), plus all Advances made by the Servicer (or Trustee) for such Distribution Date and any Compensating Interest Payment for such date, but not including:

               (a) all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

               (b) all Principal Prepayments received or identified by the Servicer after the related Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the related Prepayment Period);

               (c) Liquidation Proceeds and Insurance Proceeds received by the Servicer after the related Prepayment Period; and

               (d) all amounts due or reimbursable to the Servicer pursuant to the terms of this Agreement or the Sale and Servicing Agreement; and

          (2) any other payment made by the Servicer or the Depositor or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan in the related Mortgage Pool repurchased by Household, the Depositor, Lehman Capital or any other Person and the purchase price for any Converted Mortgage Loan purchased from the Trust Fund);

as increased, with respect to any Undercollateralized Mortgage Pool, and as decreased, with respect to any Overcollateralized Mortgage Pool, by any applicable Diverted Interest Amount, Senior Principal Adjustment Amount and Subordinate Principal Adjustment Amount (or the applicable portion thereof), in each case, for such Distribution Date.

     Bankruptcy:  As to any Person, the making of an assignment for the
     ----------
benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

     Bankruptcy Loss Limit:  As of the Cut-off Date, $100,000, which
     ---------------------
amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates.

     Bankruptcy Coverage Termination Date:  The Distribution Date on which
     ------------------------------------
the Bankruptcy Loss Limit has been reduced to zero (or less than zero).

     Bankruptcy Losses:  (i) with respect to the Mortgage Loans, losses
     -----------------
arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of or Mortgaged Property under a Mortgage Loan, including without limitation any such loss arising from (a) the difference between (i) the principal amount that would have been due under the original scheduled payments of principal and interest due on the related Mortgage Loan and
(ii) the value established in the relevant court with respect to such Mortgaged Property, including without limitation a Deficient Valuation, or
(b) a Debt Service Reduction.

     Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the
     --------------------
Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

     Blanket Mortgage:  The mortgage or mortgages encumbering a
     ----------------
Cooperative Property.

     Book-Entry Certificates:  Beneficial interests in Certificates
     -----------------------
designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 2-A, Class 3-A1 and Class 3-A2 Certificates.

     Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a
     ------------
day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Wisconsin or South Carolina, are authorized or obligated by law or executive order to be closed.

     Certificate:  Any one of the certificates signed and countersigned by
     -----------
the Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account:  The account maintained by the Trustee in
     -------------------
accordance with the provisions of Section 4.04.

     Certificate Group:  The Group 1 Certificates, the Group 2
     -----------------
Certificates or the Group 3 Certificates, as applicable.

     Certificate Interest Rate:  With respect to each Class of
     -------------------------
Certificates, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

     Certificate Owner:  With respect to a Book-Entry Certificate, the
     -----------------
Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Certificate Principal Amount:  With respect to any Certificate other
     ----------------------------
than a Notional Certificate, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (plus, in the case of any Negative Amortization Certificate, any Deferred Interest allocated thereto on previous Distribution Dates, and plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date), less the amount of all principal distributions previously made with respect to such Certificate, all Realized Losses allocated to such Certificate, and, in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificate. For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Notional Certificates are issued without Certificate Principal Amounts.

     Certificate Register and Certificate Registrar:   The register
     --------------------     ---------------------
maintained and the registrar appointed pursuant to Section 3.02.

     Certificateholder:  The meaning provided in the definition of
----------------------
"Holder."

     Class:  All Certificates bearing the same class designation.

     Class A Certificate:  Any Class 1-A1, Class 1-A2, Class 1-A3, Class
     -------------------
1-A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A, Class 3-A1 or Class 3-A2 Certificate.

     Class 1-AP Deferred Amount:  As to any Distribution Date on or prior
     --------------------------
to the Credit Support Depletion Date for the Group 1 Certificates, the aggregate of the applicable AP Percentage of the principal portion of each Realized Loss on a Pool 1 Mortgage Loan, other than an Excess Loss, to be allocated to the Class 1-AP Certificates on such Distribution Date or previously allocated to the Class 1-AP Certificates and not yet paid to the Holders of the Class 1-AP Certificates pursuant to Section 5.02(a)(v).

     Class 1-AP Principal Distribution Amount:  For any Distribution Date,
     ----------------------------------------
the sum of the following amounts:

          (i) the applicable AP Percentage of the principal portion of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy

     Coverage Termination Date) on a Pool 1 Mortgage Loan due during the related Due Period;

         (ii) the applicable AP Percentage of each of the following amounts: (1) each Principal Prepayment collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Liquidation Proceeds (other than with respect to any Pool 1 Mortgage Loan that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Pool 1 Mortgage Loan (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

        (iii) with respect to unscheduled recoveries allocable to principal of any Pool 1 Mortgage Loan that was finally liquidated during the related Prepayment Period, the applicable AP Percentage of the related net Liquidation Proceeds allocable to principal; and

         (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid.

     Class B Certificate:  Any Class B1, Class 3-B1, Class B2, Class 3-B2,
     -------------------
Class B3, Class 3-B3, Class B4, Class B5 or Class B6 Certificate.

     Class Certificate Principal Amount:  With respect to a Class of
     ----------------------------------
Certificates other than any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

     Class 1-A3 Policy:  The irrevocable financial guaranty insurance
     -----------------
policy, No. 50526-N, including any endorsements thereto, issued by Financial Security with respect to the Class 1-A3 Certificates in the form attached hereto as Exhibit I.

     Class 1-A3 Policy Payments Account:  The separate Eligible Account
     ----------------------------------
created and maintained by the Trustee pursuant to Section 5.06(c) in the name of the Trustee for the benefit of the Class 1-A3 Certificateholders and designated "First Bank National Association, Class 1-A3 Policy Payments Account in trust for registered holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class 1-A3". Funds in the Class 1-A3 Policy Payments Account shall be held in trust for the Class 1-A3 Certificateholders for the uses and purposes set forth in this Agreement.

     Class 1-A3 Reserve Fund:  The separate, interest-bearing Eligible
     -----------------------
Account created and maintained by the Trustee pursuant to Section 4.06 with a depository institution in the name of the Trustee for the benefit of the Class 1-A3 Certificateholders and designated "First Bank National Association, Class 1-A3 Reserve Fund in trust for registered holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class 1-A3". The Class 1-A3 Reserve Fund will not be a part of the Trust Fund or any REMIC and, for all federal income tax purposes, will be beneficially owned by Lehman Brothers Inc.

     Class 1-A3 Rounding Account:  The separate Eligible Account
     ---------------------------
established and maintained by the Trustee pursuant to Section 5.05(e) in the name of the Trustee for the benefit of the Class 1-A3 Certificateholders and designated "First Bank National Association, Class 1-A3 Rounding Account in trust for registered holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Class 1-A3". Funds in the Rounding Account shall be held in trust for the Class 1-A3 Certificateholders for the uses and purposes set forth in this Agreement. The Class 1-A3 Rounding Account will not be a part of the Trust Fund or any REMIC and, for all federal income tax purposes, will be beneficially owned by Lehman Brothers Inc.

     Class 1-A5 Percentage:  As to any Distribution Date, the percentage
     ---------------------
equivalent of the fraction, the numerator of which is equal to the Class Certificate Principal Amount of the Class 1-A5 Certificates immediately prior to such date and the denominator of which is equal to the sum of aggregate Certificate Principal Amount of all Group 1 Certificates other than the Class 1-AP Certificates and the aggregate Component Principal Amount of the Group 1 Components immediately prior to such date.

     Class 1-A5 Prepayment Shift Percentage:  As to any Distribution Date
-------------------------------------------
occurring during the five years beginning on the first Distribution Date, 0%. As to any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, the following percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%

     Class 1-A5 Priority Amount:  As to any Distribution Date, an amount
     --------------------------
equal to the lesser of (i) the sum of (x) the product of the Class 1-A5 Percentage for such date, the Class 1-A5 Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the Class 1-A5 Percentage for such date, the Class 1-A5 Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date, and (ii) the Class Certificate Principal Amount of the Class 1-A5 Certificates immediately prior to such date.

     Class 1-A5 Scheduled Principal Percentage:  As to any Distribution
     -----------------------------------------
Date occurring during the five years beginning on the first Distribution Date, 0%. As to any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

     Class Percentage:  For each Class of Certificates or Component, for
     ----------------
each Distribution Date, the percentage obtained by dividing the Class Certificate Principal Amount or Component Principal Amount of such Class or Component immediately prior to such Distribution Date by the aggregate Certificate Principal Amount or Component Principal Amount of all Certificates immediately prior to such date.

     Clearing Agency:  An organization registered as a "clearing agency"
     ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant:  A broker, dealer, bank, other financial
     ---------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date:  November 26, 1996.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended, and as it may
     ----
be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     Collection Account:  Not applicable.
     ------------------

     Collection Period:  With respect to any Distribution Date, the period
     -----------------
beginning immediately following the conclusion of the next preceding Collection Period (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending at the close of the Business Day immediately preceding the related Remittance Date.

     Compensating Interest Payment:  With respect to any Distribution
     -----------------------------
Date, the amount paid by the Servicer in respect of Prepayment Interest Shortfalls pursuant to Section 4.04(viii) of the Sale and Servicing Agreement.

     Component:  Any of the components of a Class of Subordinate
     ---------
Certificates having the designations and initial Component Principal Amounts as follows:

     Designation              Component Principal Amount
     -----------              --------------------------
     Class B1(1)                     $5,369,000.00
     Class B1(2)                      2,407,000.00
     Class B2(1)                      1,263,000.00
     Class B2(2)                      1,337,000.00
     Class B3(1)                      1,137,000.00
     Class B3(2)                      1,069,000.00
     Class B4(1)                        442,000.00
     Class B4(2)                        428,000.00
     Class B4(3)                         42,000.00
     Class B5(1)                        190,000.00
     Class B5(2)                        214,000.00
     Class B5(3)                         21,000.00
     Class B6(1)                        442,398.87
     Class B6(2)                        428,591.74
     Class B6(3)                        105,200.59

     Component Interest Rate:  With respect to any Distribution Date and
     -----------------------
(i) the Group 1 Components, 7.50% per annum; (ii) the Group 2 Components, the Pool 2 Rate for such date; and (iii) the Group 3 Components, the Pool 3 Rate for such date.

     Component Principal Amount:  As of any Distribution Date and with
     --------------------------
respect to any Component, other than any Notional Component, the initial Component Principal Amount thereof as set forth in the definition of Component (plus any Deferred Interest allocated thereto on previous Distribution Dates and plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date), less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section 5.02, (y) the amount of all Realized Losses previously allocated thereto pursuant to Section 5.03 and
(z) any Subordinate Certificate Writedown Amount allocated to such
Component.

     Conventional Loan:  A Mortgage Loan that is not insured by the United
     -----------------
States Federal Housing Administration or guaranteed by the United States Veterans Administration.

     Converted Mortgage Loan:  Any Convertible Mortgage Loan with respect
     -----------------------
to which the Mortgagor has exercised its option to convert the Mortgage Rate from an adjustable to a fixed rate.

     Convertible Mortgage Loan:  None.
     -------------------------

     Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares
     ----------------
and a Proprietary Lease.

     Cooperative Loan Documents:  As to any Cooperative Loan, (i) the
     --------------------------
Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     Cooperative Property:  The real property and improvements owned by
     --------------------
the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

     Cooperative Shares:  Shares issued by a Cooperative Corporation.
     ------------------

     Cooperative Unit:  A single family dwelling located in a Cooperative
     ----------------
Property.

     Corporate Trust Office:  The principal corporate trust office of the
     ----------------------
Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 180 East 5th Street, St. Paul, MN 55101, Attention: Structured Finance/SASCO 1996-6.

     Corresponding Class:  With respect to any class of Lower Tier
     -------------------
Interests, the Class of Certificates or Component bearing the identical alphabetical and numerical designation. With respect to any Class of Certificates or Component, the class or classes of Lower Tier Interests bearing the identical alphabetical and numerical designation.

     Credit Support Depletion Date:  As to each Certificate Group, the
----------------------------------
Distribution Date on which, giving effect to all Distributions on such date, the aggregate Certificate Principal Amount of the Subordinate Certificates and the aggregate Component Principal Amount of the Components of such Certificate Group, and the Class Certificate Principal Amounts of the Class B4, Class B5 and Class B6 Certificates, have been reduced to zero.

     Credit Support Percentage:  As to any Class of Class 3-B1, Class 3-B2
     -------------------------
or Class 3-B3 Certificates or any Component, and any Distribution Date, the sum of the Class Percentages of all Classes of Certificates and Components in the related Certificate Group that rank lower in priority than such Class or Component.

     Cross-Collateralization Date:  Any Distribution Date on which an
     ----------------------------
Undercollateralization Amount exists with respect to any Certificate
Group.

     Cross-Collateralization Percentage:  With respect to each Class of 3
     ----------------------------------
B1, Class 3-B2 and Class 3-B3 Certificates and each Component, and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the Class Certificate Principal Amounts of all Cross-Collateralized Certificates having a higher numerical designation than such Class or Component and the denominator of which is the aggregate Certificate Principal Amount of all Certificates (without giving effect, in each case, to distributions on such Distribution Date).

     Cross-Collateralized Certificate:  Any Class B4, Class B5 or Class B6
     --------------------------------
Certificate.

     Custodial Account:  An account or accounts maintained by the Servicer
     -----------------
pursuant to the Sale and Servicing Agreement into which it will deposit collections on the Mortgage Loans.

     Cut-off Date:  November 1, 1996.
     ------------

     Cut-off Date Aggregate Principal Balance:  With respect to the
     ----------------------------------------
Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Principal Balance for all such Mortgage Loans as of the Cut-off Date.

     DCR:  Duff & Phelps Credit Rating Co., or any successor in interest.
     ---

     Debt Service Reduction:  With respect to any Mortgage Loan, a
     ----------------------
reduction of the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date thereon as a result of any proceeding under bankruptcy law or any similar proceeding.

     Deceased Holder:  With respect to a Holder of a Redemption
     ---------------
Certificate, as defined in Section 5.05(b).

     Deferred Interest:  With respect to any Class of Negative
     -----------------
Amortization Certificates and any Distribution Date, the lesser of (x) the applicable Interest Distribution Amount for such date (without giving effect to any Deferred Interest) and (y) the aggregate Mortgage Loan Negative Amortization, if any, for the related Collection Period.

     Deficient Valuation:  With respect to any Mortgage Loan, a valuation
     -------------------
by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, which valuation results from a proceeding under bankruptcy law or any similar proceeding.

     Definitive Certificate:  A Certificate of any Class issued in
     ----------------------
definitive, fully registered, certificated form.

     Deleted Mortgage Loan:  A Mortgage Loan that is repurchased from the
     ---------------------
Trust Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

     Depositor:  Structured Asset Securities Corporation, a Delaware
     ---------
corporation having its principal place of business in New York, or its successors in interest.

     Determination Date:  With respect to each Distribution Date, the 18th
     ------------------
day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

     Disqualified Organization:  Either (i) the United States, (ii) any
     -------------------------
state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (viii) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     Distribution Date:  The 25th day of each month or, if such day is not
     -----------------
a Business Day, the next succeeding Business Day, commencing in December
1996.

     Diversion Fraction:  With respect to any Undercollateralized Group
     ------------------
and each Overcollateralized Mortgage Pool, and with respect to any Distribution Date, the percentage equivalent of (x) the fraction, the numerator of which is the related Undercollateralization Amount for such date and the denominator of which is the aggregate of the Scheduled Principal Balances of the Mortgage Loans in such Overcollateralized
Mortgage Pool as of the first day of the month of such Distribution Date, multiplied, if more than one Mortgage Pool is an Overcollateralized Mortgage Pool, by (y) the applicable Proportionate Percentage.

     Diverted Interest Amount:  With respect to any Overcollateralized
     ------------------------
Group and each Undercollateralized Group, and with respect to any Distribution Date, (x) one month's interest accrued during the related Interest Accrual Period on the applicable Undercollateralization Amount at the lesser of the Pool Rate for the related Overcollateralized Mortgage Pool and the Pool Rate for the related Undercollateralized Mortgage Pool for such Distribution Date, multiplied, if more than one Mortgage Pool is an Overcollateralized Mortgage Pool, by (y) the applicable Proportionate Percentage.

     Due Date:  With respect to any Mortgage Loan, the date on which a
     --------
Scheduled Payment is due under the related Mortgage Note.

     Due Period:  With respect to any Distribution Date, the period
     ----------
commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Eligible Account:  Either (i) an account or accounts maintained with
     ----------------
a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

     Eligible Investments:  Any one or more of the following obligations
     --------------------
or securities:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

         (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

        (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

           (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Principal Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

            (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

           (vi)  a Qualified GIC;

          (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

         (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates;

  provided, however, that no such instrument shall be an Eligible Investment
  --------  -------
  if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or
  (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

       ERISA-Restricted Certificate:  Any Subordinate Certificate.
       ----------------------------

       Event of Default:  An event described in Section 9.01 of the Sale and
       ----------------
  Servicing Agreement, which pursuant to such agreement is a default by the Servicer and entitles the Trustee to terminate such Servicer.

       Excess Loss:  Any Bankruptcy Loss, or portion thereof, in excess of
       -----------
  the then-applicable Bankruptcy Loss Limit, any Fraud Loss, or portion thereof, in excess of the then-applicable Fraud Loss Limit, and any Special Hazard Loss, or portion thereof, in excess of the then-applicable Special Hazard Loss Limit.

       FDIC:  The Federal Deposit Insurance Corporation or any successor
       ----
  thereto.

       FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
       -----
  instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

       Final Scheduled Distribution Date:  August 25, 2026.
       ---------------------------------

       Financial Intermediary:  A broker, dealer, bank or other financial
       ----------------------
  institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

       Financial Security:  Financial Security Assurance Inc., a monoline
       ------------------
  insurance company organized and created under the laws of the State of New York, or any successor thereto.

       Financial Security Default:  The occurrence and continuance of any of
       --------------------------
  the following events:

            (a) Financial Security shall have failed to make a payment required under the Class 1-A3 Policy in accordance with its terms;

            (b) Financial Security shall have (i) filed a petition or commenced case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization,
     (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable; or

            (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

       Fitch:  Fitch Investors Service, L.P., or any successor in interest.
       -----

       FNMA:  The Federal National Mortgage Association, a federally
       ----
  chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

       Fraud Loss:  Any Realized Loss on a Mortgage Loan sustained by reason
       ----------
  of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

       Fraud Loss Limit:  As of the Cut-off Date, $8,253,323, which amount
       ----------------
  shall be reduced (i) by the amount of Fraud Losses allocated to the Certificates; (ii) on the first anniversary of the Cut-off Date, to an amount equal to the excess of 2% of the Cut-off Date Balance of the Mortgage Loans over the cumulative amount of Fraud Losses allocated to the Certificates, (iii) on the second, third, and fourth anniversaries of the Cut-off Date, to an amount equal to the excess of 1% of the Cut-off Date Balance of the Mortgage Loans over the cumulative amount of Fraud Losses allocated to the Certificates and (iv) on the fifth anniversary of the Cut-off Date, to zero.

       FSA Premium:  With respect to any Distribution Date, and with respect
       -----------
  to the Class 1-A3 Policy, an amount equal to 1/12th of the product of (a)


  the Class Certificate Principal Amount of the Class 1-A3 Certificates as of such Distribution Date (prior to giving effect to any distribution thereon on such Distribution Date) and (b) 0.08%.

       GNMA:  The Government National Mortgage Association, a wholly owned
       ----
  corporate instrumentality of the United States within HUD.

       Group 1 Certificate:  Any Class 1-A1, Class 1-A2, Class 1-A3, Class
       -------------------
  1-A4, Class 1-A5, Class 1-AP, or Class 1-AX Certificate, and any B1(1), B2(1), B3(1), B4(1), B5(1) or B6(1) Component.

       Group 1 Component:  Any B1(1), B2(1), B3(1), B4(1), B5(1) or B6(1)
       -----------------
  Component.

       Group 1 Lower Tier Interest:  Any of Lower Tier Interests 1-A1, 1-A2,
       ---------------------------
  1-A3, 1-A5, 1-AP, 1-AX, B1(1), B2(1), B3(1), B4(1), B5(1), B6(1) or R2.

       Group 1 Senior Certificate:  Any Class 1-A1, Class 1-A2, Class 1-A3,
       --------------------------
  Class 1-A4, Class 1-A5, Class 1-AP or Class 1-AX Certificate.

       Group 2 Certificate:  Any Class 2-A Certificate and any B1(2), B2(2),
       -------------------
  B3(2), B4(2), B5(2) or B6(2) Component.

       Group 2 Component:  Any B1(2), B2(2), B3(2), B4(2), B5(2) or B6(2)
       -----------------
  Component.

       Group 2 Lower Tier Interest:  Any of Lower Tier Interests 2-A, B1(2),
       ---------------------------
  B2(2), B3(2), B4(2), B5(2) or B6(2).

       Group 2 Senior Certificate:  Any Class 2-A Certificate.
       --------------------------

       Group 3 Certificate.  Any Class 3-A1, Class 3-A2, Class 3-B1, Class
       -------------------
  3-B2, Class 3-B3, Class R1 or Class R2 Certificate, and any B4(3), B5(3) or B6(3) Component.

       Group 3 Component.  Any B4(3), B5(3) or B6(3) Component.
       -----------------

       Group 3 Lower Tier Interest.  Any of Lower Tier Interests 3-A1, 3-A2,
       ---------------------------
  3-B1, 3-B2, 3-B3, B4(3), B5(3), B6(3) or R2.

       Group 3 Senior Certificate.  Any Class 3-B1, Class 3-B2, Class R1 or
       --------------------------
  Class R2 Certificate.

       Guaranteed Distributions:  With respect to any Distribution Date, (i)
       ------------------------
  the Accrued Certificate Interest for the Class 1-A3 Certificates for such Distribution Date, including the amount of any Net Prepayment Interest Shortfalls allocable to the Class 1-A3 Certificates on such Distribution Date that are not covered by the Class 1-A3 Reserve Fund, net of any Relief Act Reduction allocable to such Class on such date, (ii) the amount of any Realized Loss, including any Excess Loss, allocated to the Class 1-A3 Certificates on such Distribution Date and (iii) the Class Certificate Principal Amount of the Class 1-A3 Certificates to the extent unpaid on the final Distribution Date.

       Holder or Certificateholder:  The registered owner of any Certificate
       ------    -----------------
  as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, any Servicer or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor and the Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor or the Servicer.

       Household:  Household Bank, f.s.b., or any successor in interest.
       ---------

       HUD:  The United States Department of Housing and Urban Development,
       ---
  or any successor thereto.

       Independent:  When used with respect to any Accountants, a Person who
       -----------
  is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

       Individual Redemption Certificate:  A Redemption Certificate with a
       ---------------------------------
  $1,000 Certificate Principal Amount.

       Initial LIBOR Rate:  None.
       ------------------

       Insurance Policy:  Any Primary Mortgage Insurance Policy and any
       ----------------
  standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

       Insurance Proceeds:  Amounts paid by the insurer under any Insurance
       ------------------
  Policy, other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note.

       Interest Accrual Period:  With respect to any Distribution Date and
       -----------------------
  any Class of Certificates (other than any Class of LIBOR Certificates or Principal Only Certificates) or Component, the one-month period beginning immediately following the end of the preceding Interest Accrual Period (or from the Cut-off Date, in the case of the first Interest Accrual Period) and ending on the last day of the month preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and any Class of LIBOR Certificates, the one-month period beginning on the 25th day of the preceding month and ending of the 24th day of the month in which such Distribution Date occurs.

       Interest Distribution Amount:  Not applicable.
       ----------------------------

       Interest Reduction:  With respect to any Cross-Collateralization Date
       ------------------
  and any Class of Certificates or Component in an Undercollateralized
  Group, an amount equal to the excess, if any, of (i) the product of (x) the applicable Undercollateralization Percentage (multiplied, if there are two Overcollateralized Mortgage Pools, by the applicable Proportionate Percentage), (y) the Pool Rate applicable to the Mortgage Pool relating to such Undercollateralized Group and (z) the Class Certificate Principal Amount or Aggregate Notional Amount of such Class or the Component
  Principal Amount of such Component, over (ii) the product of (x) the applicable Undercollateralization Percentage (multiplied, if there are two Overcollateralized Mortgage Pools, by the applicable Proportionate Percentage), (y) as to each Overcollateralized Mortgage Pool, the lesser of the related Pool Rate and the Pool Rate applicable to the Mortgage Pool relating to such Undercollateralized Group and (z) the Class Certificate Principal Amount or Aggregate Notional Amount of such Class or the Component Principal Amount of such Component. Any Interest Reductions shall be allocated to reduce Accrued Certificate Interest for each Class of Certificates other than the Class 1-A3 Certificates as provided in Section 5.02(e).

       Interest Shortfall:  With respect to any Class of Certificates and
       ------------------
  any Distribution Date, any Accrued Certificate Interest (net of any Net Prepayment Interest Shortfalls for the related Mortgage Pool allocable to such Class) not paid with respect to a previous Distribution Date.

       Intervening Assignments:  The original intervening assignments of the
       -----------------------
  Mortgage, notice of transfer or equivalent instrument.

       Latest Possible Maturity Date:  August 25, 2028.
       -----------------------------

       Lehman Capital:  Lehman Capital, A Division of Lehman Brothers
       --------------
  Holdings Inc., or any successor in interest.

       LIBOR:  The per annum rate determined, pursuant to Section 4.05, on
       -----
  the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

       LIBOR Certificate:  None.
       -----------------

       LIBOR Determination Date:  The second London Business Day immediately
       ------------------------
  preceding the commencement of each Interest Accrual Period for any LIBOR Certificates.

       Liquidated Mortgage Loan:  Any defaulted Mortgage Loan as to which
       ------------------------
  the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

       Liquidation Proceeds:  As defined in the Sale and Servicing
       --------------------
  Agreement.

       Living Holder:  Any Holder of a Redemption Certificate other than a
       -------------
  Deceased Holder.

       Loan-to-Value Ratio:  With respect to any Mortgage Loan, the ratio of
       -------------------
  the principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value thereof.

       London Business Day:  Any day on which banks are open for dealing in
       -------------------
  foreign currency and exchange in London, England and New York City.

       Lower Tier Balance:  As to each Lower Tier Interest, the Lower Tier
       ------------------
  Balance assigned thereto in Section 10.01(a).

       Lower Tier Interest:  Any one of the classes of regular interests in
       -------------------
  the Lower Tier REMIC designated as such in Section 10.01(a).

       Lower Tier Interest Rate:  As to each Lower Tier Interest, the
       ------------------------
  applicable interest rate, if any, specified in Section 10.01(a) hereof.

       Lower Tier REMIC:  One of the two separate REMICs comprising the
       ----------------
  Trust Fund, the assets of which consist of the assets and rights specified in the definition of the term Trust Fund.

       Maintenance:  With respect to any Cooperative Unit, the rent or fee
       -----------
  paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

       Material Defect:  As defined in the Sale and Servicing Agreement.
       ---------------

       Moody's:  Moody's Investors Service, or any successor in interest.
       -------

       Mortgage:  A mortgage, deed of trust or other instrument encumbering
       --------
  a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

       Mortgage File:  The mortgage documents listed in Exhibit B to the
       -------------
  Sale and Servicing Agreement pertaining to a particular Mortgage Loan required to be delivered to the Trustee pursuant to this Agreement.

       Mortgage Loan:  A Mortgage and the related notes or other evidences
       -------------
  of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or
  Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

       Mortgage Loan Negative Amortization:  As to any Adjustable Rate
       -----------------------------------
  Mortgage Loan, an amount added to the principal balance of such Mortgage Loan pursuant to the terms of the related Note, equal to the excess, if any, of interest accrued at the Mortgage Rate for any month over the greater of (a) the amount of the Scheduled Payment for such month and (b) the amount of interest received in respect of such month from the related Mortgagor.

       Mortgage Loan Sale and Assignment Agreement:  The agreement for the
       -------------------------------------------
  sale of the Mortgage Loans by Lehman Capital to the Depositor and the assignment to the Depositor of the rights of Lehman Capital under the Sale and Servicing Agreement, between Lehman Capital, as seller and assignor, and the Depositor, as purchaser and assignee.

       Mortgage Loan Schedule:  The schedule attached hereto as Schedule A,
       ----------------------
  which shall identify each Mortgage Loan, as such schedule may be amended from time to time pursuant to Section 2.02.

       Mortgage Note:  The note or other evidence of the indebtedness of a
       -------------
  Mortgagor secured by a Mortgage under a Mortgage Loan.

       Mortgage Pool:  Any of Pool 1, Pool 2 or Pool 3.
       -------------

       Mortgage Rate:  As to any Mortgage Loan, the per annum rate at which
       -------------
  interest accrues on such Mortgage Loan.

       Mortgaged Property:  Either of (x) the fee simple interest in real
       ------------------
  property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

       Mortgagor:  The obligor on a Mortgage Note.
       ---------

       Negative Amortization Certificate:  None.
       ---------------------------------

       Net Mortgage Rate:  With respect to any Mortgage Loan, the Mortgage
       -----------------
  Rate thereof reduced by the Servicing Fee Rate.

       Net Prepayment Interest Shortfall:  With respect to any Distribution
       ---------------------------------
  Date and any Mortgage Pool, the excess, if any, of any Prepayment Interest Shortfalls for such date with respect to the Mortgage Loans in such Mortgage Pool over any amount that is required under the Sale and Servicing Agreement to be paid by the Servicer in respect of such shortfalls.

       Non-AP Percentage:  As to any Discount Mortgage Loan, the percentage
       -----------------
  equivalent of the fraction, the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.50%. As to any Pool 1 Non-Discount Mortgage Loan, 100%.

       Notice of Claim:  The notice to be delivered by the Trustee to
       ---------------
  Financial Security with respect to any Distribution Date pursuant to Section 5.06(a), which shall be in the form attached to the Class 1-A3 Policy.

       Notional Amount:  With respect to any Notional Certificate and any
       ---------------
  Distribution Date, such Certificate's Percentage Interest of the Aggregate Notional Amount of such Class of Certificates for such Distribution Date.

       Notional Certificate:  Any Class 1-A4 or Class 1-AX Certificate.
       --------------------

       Notional Component:  None.
       ------------------

       Notional Component Amount:  None.
       -------------------------

       Offering Document:  Either of the Prospectus or the private placement
       -----------------
  memorandum dated November 20, 1996 relating to the Class B4, Class B5 and Class B6 Certificates.

       Officer's Certificate:  A certificate signed by the Chairman of the
       ---------------------
  Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

       Opinion of Counsel:  A written opinion of counsel, reasonably
       ------------------
  acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor or the Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

       Original Credit Support Percentage:  As to any Class of Class 3-B1,
       ----------------------------------
  Class 3-B2 or Class 3-B3 Certificates or any Component, and any
  Distribution Date, the Credit Support Percentage for such Class or Component on the Closing Date.

       Original Cross-Collateralization Percentage:  As to any Class of
       -------------------------------------------
  Class 3-B1, Class 3-B2 or Class 3-B3 Certificates or any Component, and any Distribution Date, the Cross-Collateralization Percentage for such Class or Component on the Closing Date.

       Original Subordinate Principal Amount:  The aggregate Certificate
       -------------------------------------
  Principal Amount of the Subordinate Certificates as of the Closing Date.

       Original Value:  The lesser of (a) the Appraised Value of a Mortgaged
       --------------
  Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

       Overcollateralization Amount:  As to any Distribution Date and any
       ----------------------------
  Certificate Group, the excess, if any, of the aggregate of the Scheduled Principal Balances of the Mortgage Loans in the related Mortgage Pool as of the first day of the month of such Distribution Date over the sum of the Class Certificate Principal Amounts and Component Principal Amounts of the Classes and Components of the related Certificate Group immediately prior to such Distribution Date.

       Overcollateralized Group:  At any time of determination, any
       ------------------------
  Certificate Group for which an Overcollateralization Amount greater than zero is calculated.

       Overcollateralized Mortgage Pool:  Each Mortgage Pool relating to an
       --------------------------------
  Overcollateralized Group.

       PAC Amount:  As to any Distribution Date and any Class of PAC
       ----------
  Certificates and any PAC Component, the amount designated as such for such Distribution Date and such Class or Component as set forth in the Principal Amount Schedules.

       PAC Certificate:  None.
       ---------------

       PAC Component:  None.
       -------------

       Paying Agent:  Any paying agent appointed pursuant to Section 3.08.
       ------------

       Percentage Interest:  With respect to any Certificate, its percentage
       -------------------
  interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than a Class 1-AX Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount (or, in the case of a Notional Certificate, the initial Notional Amount) thereof divided by the initial Class Certificate Principal Amount (or, in the case of a Notional Certificate, the initial Aggregate Notional Amount) of all Certificates of the same Class. With respect to any Class 1-AX Certificate, the Percentage Interest evidenced thereby shall be as specified on the face thereof.

       Person:  Any individual, corporation, partnership, joint venture,
       ------
  association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       Placement Agent:  Lehman Brothers Inc.
       ---------------

       Plan Asset Regulations:  The Department of Labor regulations set
       ----------------------
  forth in 29 C.F.R. 2510.3-101.

       Pool 1:  The aggregate of the Mortgage Loans having original terms to
       ------
  maturity of at least 20 years and not longer than 30 years and Net Mortgage Rates less than or equal to 8.25% per annum, as identified on the Mortgage Loan Schedule.

       Pool 1 Discount Mortgage Loan:  Any Pool 1 Mortgage Loan with a Net
       -----------------------------
  Mortgage Rate less than 7.50% per annum.

       Pool 1 Non-Discount Mortgage Loan:  Any Pool 1 Mortgage Loan with a
       ---------------------------------
  Net Mortgage Rate greater than or equal to 7.50% per annum.

       Pool 1 Premium Mortgage Loan.  Any Pool 1 Mortgage Loan with a Net
       ----------------------------
  Mortgage Rate greater than 7.50% per annum.

       Pool 1 Rate:  7.50% per annum.
       -----------

       Pool 2:  The aggregate of the Mortgage Loans having original terms to
       ------
  maturity of at least 20 years and not longer than 30 years and Net Mortgage Rates greater than 8.25% per annum, as identified on the Mortgage Loan Schedule.

       Pool 2 Rate:  With respect to any Distribution Date, the per annum
       -----------
  rate equal to weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Interest Accrual Period.

       Pool 3:  The aggregate of the Mortgage Loans having original terms to
       ------
  maturity of 15 years, as identified on the Mortgage Loan Schedule.

       Pool 3 Rate:  With respect to any Distribution Date, the per annum
       -----------
  rate equal to weighted average of the Net Mortgage Rates of the Pool 3 Mortgage Loans, weighted on the basis of the Scheduled Principal Balances of such Mortgage Loans as of the first day of the related Interest Accrual Period.

       Pool Rate:  Any of the Pool 1 Rate, the Pool 2 Rate and the Pool 3
       ---------
  Rate.

       Prepayment Interest Shortfall:  With respect to any full or partial
       -----------------------------
  Principal Prepayment of a Mortgage Loan, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Servicing Fee Rate, on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

       Prepayment Period:  With respect to any Distribution Date, the
       -----------------
  calendar month preceding the month in which such Distribution Date occurs.

       Primary Mortgage Insurance Policy:  Mortgage guaranty insurance, if
       ---------------------------------
  any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

       Principal Amount Schedules:  Any principal amount schedules attached
       --------------------------
  hereto, if applicable, as Schedule B, setting forth the PAC Amounts of any PAC Certificates and PAC Components, the TAC Amounts of any TAC
  Certificates and TAC Components, and the Scheduled Amounts of any Scheduled Certificates and Scheduled Components.

       Principal Distribution Amount:  With respect to any Distribution Date
       -----------------------------
  and any Certificate Group, the sum of the related Senior Principal Distribution Amount and the related Subordinate Principal Distribution Amount, and, in the case of Group 1, the Class 1-AP Principal Distribution Amount.

       Principal Only Certificate:  Any Class 1-AP Certificate.
       --------------------------

       Principal Prepayment:  Any Mortgagor payment of principal or other
       --------------------
  recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or Accepted Servicing Practices.

       Proceeding:  Any suit in equity, action at law or other judicial or
       ----------
  administrative proceeding.

       Proprietary Lease:  With respect to any Cooperative Unit, a lease or
       -----------------
  occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

       Proportionate Percentage:  As to any Distribution Date with respect
       ------------------------
  to which two Mortgage Pools are Overcollateralized Mortgage Pools, and as to each Overcollateralized Mortgage Pool, the fraction, expressed as a percentage, the numerator of which is the related Overcollateralization Amount immediately prior to such Distribution Date and the denominator of which is the sum of the Overcollateralization Amounts for both such Mortgage Pools immediately prior to such date.

       Prospectus:  The prospectus supplement dated November 20, 1996,
       ----------
  together with the accompanying prospectus dated May 21, 1996, relating to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class B1, Class 3-B1, Class B2, Class 3-B2, Class B3, Class 3-B3, Class R1 and Class R2 Certificates.

       Purchase Price:  With respect to the repurchase of a Mortgage Loan
       --------------
  pursuant to Article II of this Agreement, an amount equal to the sum of
  (a) 100% of the unpaid principal balance of such Mortgage Loan and (b) accrued interest thereon at the Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date immediately preceding the related Distribution Date. The Servicer shall be reimbursed from the Purchase Price for any Mortgage Loan it services or related REO Property for any Advances made with respect to such Mortgage Loan that are reimbursable to the Servicer under the Sale and Servicing Agreement.

       Qualified GIC:  A guaranteed investment contract or surety bond
       -------------
  providing for the investment of funds in the Collection Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

            (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

            (b) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

            (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

            (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder: and

            (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

       Qualified Insurer:  An insurance company duly qualified as such under
       -----------------
  the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

       Qualifying Substitute Mortgage Loan:  In the case of a Mortgage Loan
       -----------------------------------
  substituted for a Deleted Mortgage Loan, a Mortgage Loan that, on the date of substitution, (i) has a Scheduled Principal Balance (together with that of any other mortgage loan substituted for the same Deleted Mortgage Loan) as of the Due Date in the month in which such substitution occurs not in excess of the Scheduled Principal Balance of the related Deleted Mortgage Loan, provided, however, that, to the extent that the Scheduled Principal
        --------  -------
  Balance of such Mortgage Loan is less than the Scheduled Principal Balance of the related Deleted Mortgage Loan, then such differential in principal amount, together with interest thereon at the applicable Mortgage Rate net of the Servicing Fee from the date as to which interest was last paid through the end of the Due Period in which such substitution occurs, shall be paid by the party effecting such substitution to the Trustee for deposit into the Certificate Account, and shall be treated as a Principal Prepayment hereunder; (ii) has a Net Mortgage Rate not lower than the Net Mortgage Rate of the related Deleted Mortgage Loan; (iii) if the total principal balance of Qualified Substitute Mortgage Loans in the Trust is less than 5% of the initial principal balance of the Mortgage Loans, has a remaining stated term to maturity not longer than, and not more than one year shorter than, the remaining term to stated maturity of the related Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio as of the date of such substitution not greater than that of the related Deleted Mortgage Loan; (v) will comply with all of the representations and warranties relating to Mortgage Loans set forth herein, as of the date as of which such substitution occurs; and (vi) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan. In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the Scheduled Principal Balance referred to in clause (i) above shall be determined on a loan-by-loan basis, (b) the rate referred to in clause (ii) above shall be determined on a loan-by-loan basis and (c) the remaining term to stated maturity referred to in clause
  (iii) above shall be determined on a weighted average basis, provided that the final scheduled maturity date of any Qualifying Substitute Mortgage Loan shall not exceed the Final Scheduled Distribution Date of any Class of Certificates. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

       Rating Agency:  Each of Fitch and S&P; provided, that with respect to
       -------------
  the rated Subordinate Certificates, Fitch will be the sole Rating Agency.

       Realized Loss:  (a) with respect to each Liquidated Mortgage Loan, an
       -------------
  amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the date as to which interest was last paid up to the last day of the month of such liquidation, minus (iii) Liquidation Proceeds received, net of amounts that are reimbursable to the Servicer with respect to such Mortgage Loan (other than Advances of principal and interest) including expenses of liquidation, and (b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the unpaid principal balance of such Mortgage Loan immediately prior to such Deficient Valuation and the unpaid principal balance of such Mortgage Loan as reduced by the Deficient Valuation. In determining whether a Realized Loss is a Realized Loss of interest or principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

       Recognition Agreement:  With respect to any Cooperative Loan, an
       ---------------------
  agreement between the Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the Cooperative Property.

       Record Date:  With respect to any Distribution Date, the close of
       -----------
  business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

       Redemption Certificate:  Any Class 1-A3 Certificate.
       ----------------------

       Reference Banks:  As defined in Section 4.05.
       ---------------

       Relief Act Reduction:  With respect to any Mortgage Loan as to which
       --------------------
  there has been a reduction in the amount of interest collectible thereon as a result of applicable of the Solders' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Collection Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

       REMIC:  Each pool of assets in the Trust Fund designated as a REMIC
       -----
  pursuant to Section 10.01(a) hereof.

       REMIC Provisions:  The provisions of the federal income tax law
       -----
  relating to real estate mortgage investment conduits, which appear at sections 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

       Remittance Date:  The day in each month on which Servicer is required
       ---------------
  to remit payments to the account maintained by the Trustee, which shall be the 18th day of each month (or the first Business Day immediately preceding, if such 18th day is not a Business Day).

       REO Property:  A Mortgaged Property acquired by the Trust Fund
       ------------
  through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

       Reserve Interest Rate:  As defined in Section 4.05.
       ---------------------

       Residual Certificate:  Any Class R1 or Class R2 Certificate.
       --------------------

       Responsible Officer:  When used with respect to the Trustee, any Vice
       -------------------
  President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, working in its corporate trust department, or any other officer of the Trustee to whom a matter is referred because of such officer's knowledge of and familiarity with the particular subject.

       Restricted Certificate:  Any Class B4, Class B5 or Class B6
       ----------------------
  Certificate.

       S&P:  Standard & Poor's Rating Services, a division of the
       ---
  McGraw-Hill Companies, Inc., or any successor in interest.

       Sale and Servicing Agreement:  The Sale and Servicing Agreement among
       ----------------------------
  Household, the Servicer and Lehman Capital, dated as of November 1, 1996, attached hereto as Exhibit E.

       Scheduled Amount:  As to any Distribution Date and any Class of
       ----------------
  Scheduled Certificates and any Scheduled Component, the amount designated as such for such Distribution Date and such Class or Component as set forth in the Principal Amount Schedules.

       Scheduled Certificate:  None.
       ---------------------

       Scheduled Component:  None.
       -------------------

       Scheduled Payment:  Each scheduled payment of principal and interest
       -----------------
  (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

       Scheduled Principal Amount:  As to any Distribution Date, an amount
  -------------------------------
  equal to the amount described in clause (i)(b) of the definition of Senior Principal Distribution Amount for Group 1.

       Scheduled Principal Balance:  (i) with respect to any Mortgage Loan
       ---------------------------
  as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date the related Due Period, whether or not received from the Mortgagor or advanced by the Servicer, all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the Prepayment Period ending in the month prior to the month of such Distribution Date) and (ii) with respect to any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan).

       Security Agreement:  With respect to any Cooperative Loan, the
       ------------------
  agreement between the owner of the related Cooperative Shares and the Originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

       Senior Certificate:  Any Class 1-A1, Class 1-A2, Class 1-A3, Class 1
       ------------------
  A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class R1 or Class R2 Certificates.

       Senior Percentage:  With respect to each Certificate Group and any
       -----------------
  Distribution Date, the percentage equivalent of the fraction, the numerator of which is the aggregate Certificate Principal Amount of the related Senior Certificates (other than, in the case of Group 1, the Class 1-AP Certificates) immediately prior to such date and the denominator of which is the sum of the aggregate Certificate Principal Amount of all Classes of related Certificates (other than, in the case of Group 1, the Class 1-AP Certificates) and the Component Principal Amount of the related Components, in each case, prior to such date.

       Senior Prepayment Percentage:  With respect to each Certificate Group
       ----------------------------
  and any Distribution Date occurring during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for each Certificate Group and any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be the related Senior Percentage plus the following percentage of the related Subordinate Percentage for such Distribution Date: for any Distribution Date in the first year thereafter, 70%; for any Distribution Date in the second year thereafter, 60%; for any Distribution Date in the third year thereafter, 40%; for any Distribution Date in the fourth year thereafter, 20%; and for any subsequent Distribution Date, 0%; provided, however, that if on any of the foregoing Distribution Dates the Senior Percentage for any Certificate Group exceeds the initial Senior Percentage for such Certificate Group, the Senior Prepayment Percentage for each Certificate Group for such Distribution Date will once again equal 100% for such Distribution Date.

       Notwithstanding the foregoing, except as provided in the next succeeding paragraph, no decrease in the Senior Prepayment Percentage for any Certificate Group below the level in effect for the most recent prior period set forth in the paragraph above shall be effective on any Distribution Date if, as of the first Distribution Date as to which any such decrease applies, (i) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates of all Mortgage Loans that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and the Scheduled Payments that would have been due on Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund if the related Mortgage Loan had remained in existence) is greater than or equal to 50% of the aggregate of the Class Certificate Principal Amounts of the Subordinate Certificates immediately prior to such Distribution Date or
  (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed
  (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the aggregate of the Original Subordinate Principal Amount, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Amount, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Amount, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Amount, and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Amount.

       Senior Principal Adjustment Amount:  As to any Distribution Date and
       ----------------------------------
  each Undercollateralized Group, the sum of the applicable Diversion Fraction of the Senior Principal Distribution Amount for each
  Overcollateralized Group, except that for purposes of calculating such amount, all references to Senior Percentage and Senior Prepayment Percentage in the definition of Senior Principal Distribution Amount shall be to the Senior Percentage and the Senior Prepayment Percentage, respectively, of such Undercollateralized Group.

       Senior Principal Distribution Amount:  For any Distribution Date and
       ------------------------------------
  each Certificate Group, the sum of the following amounts:

            (i) the product of (a) the related Senior Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP Percentage, in the case of Pool 1) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date) on a Mortgage Loan in the related Mortgage Pool due during the related Due Period;

           (ii) the product of (a) the related Senior Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage, in the case of Pool 1): (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period, and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related Prepayment Period;

          (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the lesser of (a) the related net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage, in the case of Pool 1) and (b) the product of the related Senior Prepayment Percentage for such date and the Scheduled Principal Balance (multiplied by the applicable Non-AP Percentage, in the case of Pool 1) of such Mortgage Loan at the time of liquidation; and

           (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid;
     provided, that on any Cross-Collateralization Date the Senior Principal Distribution Amount for each Undercollateralized Group will be increased, and the Senior Principal Distribution Amount for each Overcollateralized Group will be decreased, by the applicable Senior Principal Adjustment Amount (or the applicable portion thereof) for such date.

       Servicer:  Fleet Mortgage Corp., as servicer under the Sale and
       --------
  Servicing Agreement, or any successor in interest.

       Servicing Advance:  As defined in the Sale and Servicing Agreement.
       -----------------

       Servicing Fee:  As defined in the Sale and Servicing Agreement.
       -------------

       Servicing Fee Rate:  0.25% per annum.
       ------------------

       Special Hazard Loss:  With respect to the Mortgage Loans, (x) any
       -------------------
  Realized Loss arising out of any direct physical loss or damage to a Mortgaged Property which is caused by or results from any cause, exclusive of any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property and any loss caused by or resulting from (i) normal wear and tear, (ii) conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees, or (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues, or (y) any Realized Loss arising from or related to the presence or suspected presence of hazardous wastes, or hazardous substances on a Mortgaged Property unless such loss is covered by a hazard policy or flood insurance policy required to be maintained in respect of such Mortgaged Property.

       Special Hazard Loss Limit:  As of the Cut-off Date, $2,445,541, which
       -------------------------
  amount shall be reduced from time to time to an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the Scheduled Principal Balances of the Mortgage Loans; (ii) twice the Scheduled Principal Balance of the Mortgage Loan having the highest Scheduled Principal Balance, and (iii) the aggregate Scheduled Principal Balances of the Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate Scheduled Principal Balance of Mortgage Loans of any such postal zip code area and (b) the Special Hazard Loss Limit as of the Closing Date less the amount of Special Hazard Losses incurred since the Closing Date.

       Startup Day:  The day designated as such pursuant to Section 10.0l(b)
       -----------
  hereof.

       Subordinate Certificate:  Any Class B Certificate.
       -----------------------

       Subordinate Certificate Writedown Amount:  As to any Distribution
       ----------------------------------------
  Date, the amount by which (i) the sum of the Class Certificate Principal Amounts of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Amounts of the related Certificates on such Distribution Date) exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the first day of the month of such Distribution Date.

       Subordinate Class Percentage:  With respect to any Distribution Date
       ----------------------------
  and any Class of Subordinate Certificates or any Component, the percentage obtained by dividing the Class Certificate Principal Amount of such Class or the Component Principal Amount of such Component immediately prior to such Distribution Date by the sum of the Certificate Principal Amounts of all Subordinate Certificates and the Component Principal Amounts of all Components in the related Certificate Group immediately prior to such date.

       Subordinate Percentage:  With respect to any Distribution Date and
       ----------------------
  each Certificate Group, the difference between 100% and the related Senior Percentage for such Distribution Date.

       Subordinate Prepayment Percentage:  With respect to any Distribution
       ---------------------------------
  Date and each Certificate Group, the difference between 100% and the related Senior Prepayment Percentage for such Distribution Date.

       Subordinate Principal Adjustment Amount:  As to any Distribution Date
       ---------------------------------------
  and each Undercollateralized Group, the sum of the applicable Diversion Fraction of the Subordinate Principal Distribution Amount for each Overcollateralized Group, except that for purposes of calculating such amount, all references to Subordinate Percentage and Subordinate Prepayment Percentage in the definition of Subordinate Principal Distribution Amount shall be to the Subordinate Percentage and Subordinate Prepayment Percentage, respectively, of such Undercollateralized Group.

       Subordinate Principal Distribution Amount:  For any Distribution Date
       -----------------------------------------
  and each Certificate Group, the sum of the following:

            (i) the product of (a) the related Subordinate Percentage for such date and (b) the principal portion (multiplied by the applicable Non-AP Percentage, in the case of Pool 1) of each Scheduled Payment (without giving effect to any Debt Service Reduction occurring prior to the Bankruptcy Coverage Termination Date) on a Mortgage Loan in the related Mortgage Pool due during the related Due Period;

           (ii) the product of (a) the related Subordinate Prepayment Percentage for such date and (b) each of the following amounts (multiplied by the applicable Non-AP Percentage, in the case of Pool 1): (1) each Principal Prepayment on the Mortgage Loans in the related Mortgage Pool collected during the related Prepayment Period, (2) each other unscheduled collection, including Insurance Proceeds and net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal received during the related Prepayment Period), and (3) the principal portion of all proceeds of the purchase of any Mortgage Loan in the related Mortgage Pool (or, in the case of a permitted substitution, amounts representing a principal adjustment) actually received by the Trustee during the related
     Prepayment Period;

          (iii) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the related net Liquidation Proceeds allocable to principal (multiplied by the applicable Non-AP Percentage, in the case of Pool 1), less any related amount paid pursuant to subsection (iii) of the definition of Senior Principal Distribution Amount for the related Certificate Group; and

           (iv) any amounts described in clauses (i) through (iii) for any previous Distribution Date that remain unpaid;

  provided, that on any Cross-Collateralization Date the Subordinate Principal Distribution Amount for each Undercollateralized Group will be increased, and the Subordinate Principal Distribution Amount for the Overcollateralized Group will be decreased, by the applicable Subordinate Principal Adjustment Amount (or the applicable portion thereof) for such date.

       Tax Matters Person:  "Tax matters person" as defined in the REMIC
       ------------------
  Provisions.

       Termination Price:  As defined in Section 7.01 hereof.
       -----------------

       Title Insurance Policy:  A title insurance policy maintained with
       ----------------------
  respect to a Mortgage Loan.

       Trust Fund:  The corpus of the trust created pursuant to this
       ----------
  Agreement, consisting of the Mortgage Loans, the assignment of the Depositor's rights under the Sale and Servicing Agreement, such amounts as shall from time to time be held in the Certificate Account, the Insurance Policies, any REO Property, the Class 1-A3 Policy and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

       Trustee:  First Bank National Association, or any successor in
       -------
  interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

       Trustee Fee:  None.  (The Trustee's compensation is described in
       -----------
  Section 4.04(c).)

       Undercollateralization Amount:  As to any Distribution Date and any
       -----------------------------
  Certificate Group, the excess, if any, of the sum of the Class Certificate Principal Amounts and Component Principal Amounts of the Classes and Components of such Certificate Group immediately prior to such Distribution Date over the aggregate of the Scheduled Principal Balances of the Mortgage Loans in the related Mortgage Pool as of the first day of the month of such Distribution Date.

       Undercollateralization Percentage:  As to any Distribution Date and
       ---------------------------------
  Undercollateralized Group, the fraction, expressed as a percentage, the numerator of which is the Undercollateralization Amount for such Certificate Group and such Distribution Date and the denominator of which is the sum of the Class Certificate Principal Amounts and the Component Principal Amounts of the Classes and Components of such Undercollateralized Group immediately prior to such Distribution Date.

       Undercollateralized Group:  At any time of determination, any
       -------------------------
  Certificate Group for which an Undercollateralization Amount greater than zero is calculated.

       Undercollateralized Mortgage Pool:  Each Mortgage Pool relating to an
       ---------------------------------
  Undercollateralized Group.

       Unscheduled Principal Amount:  As to any Distribution Date, the sum
       ----------------------------
  of the amounts described in clauses (ii)(b) and (iii) (without regard to the reference in clause (iii) to the "Senior Prepayment Percentage") of the definition of Senior Principal Distribution Amount.

       Upper Tier REMIC:  One of the two separate REMICs comprising the
       ----------------
  Trust Fund, the assets of which consist of the Lower Tier Interests.

       Voting Interests:  The portion of the voting rights of all the
       ----------------
  Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 98% of all Voting Interests shall be allocated to the Certificates other than the Class 1-A4 and 1-AX Certificates, 1% of all Voting Interests shall be allocated to the Class 1-A4 Certificates, and 1% of all Voting Interests shall be allocated to the Class 1-AX Certificates. Voting Interests allocated to the Class 1-A4 Certificates shall be allocated among the Certificates of such Class in proportion to their Notional Amounts. Voting Interests allocated to the Class 1-AX Certificates shall be allocated among the Certificates of such Class in proportion to their Percentage Interests. Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Amounts (or Certificate Principal Amounts).

       Weighted Average Rate:  As to any Distribution Date, the per annum
       ---------------------
  variable rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Interest Accrual Period.

       Section 1.02.  Calculations Respecting Mortgage Loans.  Calculations
                      --------------------------------------
  required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

       Section 1.03.  Calculations Respecting Accrued Interest.  Accrued
                      ----------------------------------------
  interest, if any, on any Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months.


                                   ARTICLE II

                             DECLARATION OF TRUST;
                            ISSUANCE OF CERTIFICATES

       Section 2.01.  Creation and Declaration of Trust Fund; Conveyance of
                      -----------------------------------------------------
  Mortgage Loans.  (a)  Concurrently with the execution and delivery of this
  --------------
  Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest due with respect to the Mortgage Loans after the Cut-off Date, together with all of the Depositor's right, title and interest in and to the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, any REO Property, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, and the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in the Sale and Servicing Agreement, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund. In addition, the Depositor has caused Financial Security to deliver the Class 1-A3 Policy to the Trustee.

       Concurrently with the execution and delivery of this agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale and Assignment Agreement, which include all of the Depositor's rights and interests under the Sale and Servicing Agreement (but which do not include the rights of Lehman Capital under Section 11.13 thereof), and delegates its obligations under the Mortgage Loan Sale and Assignment Agreement, which include the obligations of the Depositor under the Sale and Servicing Agreement, (which rights and interests have been assigned and which obligations have been delegated to the Depositor by Lehman Capital pursuant to the Mortgage Loan Sale and Assignment Agreement), to the Trustee. The Trustee hereby accepts such assignment and delegation, and shall be entitled to exercise all such rights of the Depositor under the Mortgage Loan Sale and Assignment Agreement and the Sale and Servicing Agreement as if, for such purpose, it were the Depositor.

       (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or to any custodian acting on the Trustee's behalf, if applicable, the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned as are specified in the Sale and Servicing Agreement.

       The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

       (c) Assignments of Mortgage shall be recorded; provided, however, that such Assignments need not be recorded if, in the -------- -------

  Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, recording in such states is not required to protect the Trustee's interest in the related Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date, the Trustee, at the expense of the Depositor, shall cause to be properly recorded in each public recording office where the Mortgages are recorded each Assignment of Mortgage referred to in subsections (b)(ii) and (iv) above.

       (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above-referenced documents, herewith delivers or causes to be delivered to the Trustee an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Custodial Account maintained by the Servicer pursuant to the Sale and Servicing Agreement have been so deposited.

       Section 2.02.  Acceptance of Trust Fund by Trustee: Review of
                      ----------------------------------------------
  Documentation for Trust Fund.  (a)  The Trustee, by execution and delivery
  ----------------------------
  hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to the Trustee's review thereof in its capacity as designee of the Purchaser under the Sale and Servicing Agreement. The Trustee executed and delivered as of November 13, 1996, an initial certification (the "Initial Certification") certifying as to its receipt of the documents required to be delivered pursuant to the Sale and Servicing Agreement and identifying any defects in such documents, and delivered such certification to the Depositor and to Household. Pursuant to Section 3.04 of the Sale and Servicing Agreement, Household is obligated to cure any Material Defect (as defined in the Sale and Servicing Agreement) identified in such Initial Certification, or to repurchase the related Mortgage Loan, within 90 days of receipt of such Initial Certification or other notice of such Material Defects.

       (b) Prior to the first anniversary of the Closing Date, the Trustee shall deliver to the Depositor a Final Certification substantially in the form annexed hereto as Exhibit B-3 evidencing the completeness of the Mortgage Files in its possession or control.

       (c) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

       Section 2.03.  Representations and Warranties of the Depositor.  (a)
                      -----------------------------------------------
  The Depositor hereby represents and warrants to the Trustee that:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

           (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

          (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

           (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

       (b) The representations and warranties of Household with respect to the Mortgage Loans in Section 3.03 of the Sale and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of November 13, 1996. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of Household under the Sale and Servicing Agreement and (ii) a representation or warranty of Lehman Capital under the Mortgage Loan Sale and Assignment Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of Household under any applicable representation or warranty made by it. The Trustee acknowledges and agrees that the representations and warranties of Lehman Capital in Section 1.04 of the Mortgage Loan Sale and Assignment Agreement are applicable only to facts or conditions that arise or events that occur subsequent to November 13, 1996, and which do not constitute a breach of any representation or warranty made by Household in Section 3.03 of the Sale and Servicing Agreement. The Trustee acknowledges that Lehman Capital shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by Household in Section 3.03 of the Sale and Servicing Agreement, without regard to whether Household fulfills its contractual obligations in respect of such representation or warranty.
  The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans under any circumstances.

       Section 2.04.  Discovery of Breach.  It is understood and agreed that
                      -------------------
  the representations and warranties set forth in Section 2.03 survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by either the Depositor or the Trustee of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan and that does not constitute a breach of any representation or warranty of Household under Section 3.03 of the Sale and Servicing Agreement or of Lehman Capital under the Mortgage Loan Sale and Assignment Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 90 days of the discovery of such a breach with respect to the representations and warranties given to the Trustee, the Depositor shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

       Section 2.05.  Repurchase, Purchase or Substitution of Mortgage
                      ------------------------------------------------
  Loans.  (a)  With respect to any Mortgage Loan repurchased by the
  -----
  Depositor pursuant to this Article II, by Household pursuant to the Sale and Servicing Agreement or by Lehman Capital pursuant to the Mortgage Loan Sale and Assignment Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Certificate Account. The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan, shall release or cause to be released and reassign to the Depositor the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in the Depositor or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Trustee, and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

       (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan: (i) the Depositor must deliver to the Trustee the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Depositor will be deemed to have made each of the representations and warranties set forth in Section 2.03(f). As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee shall cause the Assignment of Mortgage with respect to such Qualifying Substitute Mortgage Loan to be recorded if required pursuant to the first sentence of Section 2.01(c).

       (c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

       Section 2.06.  Grant Clause.  It is intended that the conveyance of
                      ------------
  the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.


                                  ARTICLE III

                                THE CERTIFICATES

       Section 3.01.  The Certificates.  (a)  The Certificates shall be
                      ----------------
  issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Amount, as applicable, specified in this paragraph. Each Class of Book-Entry Certificates, other than the Class 1-A3 Certificates, will be issued in minimum denominations of $100,000 in Certificate Principal Amount and in integral multiples of $1 in excess thereof. The Class 1-A3 Certificates will be issued in minimum denominations of $1,000 in Certificate Principal Amount and in integral multiplies of $1,000 in excess thereof. The Class 1-AP Certificates will be issued in definitive, fully registered form in minimum denominations of $200,000 in Certificate Principal Amount and in integral multiplies of $1,000 in excess thereof. Each Class of Subordinate Certificates will be issued in definitive, fully registered form in minimum denominations of $250,000 (or the entire Class or, if smaller, the entire Class Certificate Principal Amount of such Class) in Certificate Principal Amount and in integral multiples of $1,000 in excess thereof. The Class 1-A4 Certificates will be issued in definitive, fully registered form in minimum denominations of $2,500,000 in Notional Amount and in multiples of $1,000,000 in excess thereof. The Class 1-AX Certificates will be issued in definitive, fully registered form in minimum Percentage Interests of 20%. Each Residual Certificate will be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates. One Certificate of each Class of Certificates other than the Residual Certificates may be issued in any denomination in excess of the minimum denomination.

       (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

       Section 3.02.  Registration.  The Trustee is hereby appointed, and
                      ------------
  hereby accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be
             --------  -------
  relieved of any of its duties or responsibilities hereunder by reason of such appointment.

       Section 3.03.  Transfer and Exchange of Certificates.  (a)  A
                      -------------------------------------
  Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

       (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

       (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

       The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

            (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto; and

           (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

            (d) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that
                                                    --------  -------
  the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or
  Section 4975 of the Code.   The preparation and delivery of the
  certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

       (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

       (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to a Disqualified Organization.

       Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization or an agent or nominee acting on behalf of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization (or such agent or nominee) shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.
  The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization (or an agent or nominee thereof). The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization (or an agent or nominee thereof) at the time it became a Holder or any subsequent time it became a Disqualified Organization all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

       If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
  Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

       (g) Each Holder of a Residual Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

       Section 3.04.  Cancellation of Certificates.  Any Certificate
                      ----------------------------
  surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

       Section 3.05.  Replacement of Certificates.  If (i) any Certificate
                      ---------------------------
  is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this
  Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

       Section 3.06.  Persons Deemed Owners.  Subject to the provisions of
                      ---------------------
  Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

       Section 3.07.  Temporary Certificates.  (a)  Pending the preparation
                      ----------------------
  of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

       (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

       Section 3.08.  Appointment of Paying Agent.  The Trustee may appoint
                      ---------------------------
  a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

       Section 3.09.  Book-Entry Certificates.  (a)  Each Class of
                      -----------------------
  Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in
  Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

            (i) the provisions of this Section 3.09 shall be in full force and effect;

           (ii) the Depositor, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

          (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

           (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

       (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

       (c) If (i)(A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
  (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Certificate Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.


                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

       Section 4.01.  (Omitted).

       Section 4.02.  (Omitted).

       Section 4.03.  Reports to Certificateholders.  (a)  On each
                      -----------------------------
  Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to each Holder of Certificates a written report setting forth the following information, which information the Trustee will determine no later than two Business Days prior to the Distribution Date based on, with respect to the Mortgage Loans, data which the Servicer will provide to the Trustee or its designee no later than the Remittance Date:

            (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (and in respect of any Component), other than any Class of Notional Certificates, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal in each Mortgage Pool;

           (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Amount of any Class of Accrual Certificates;

          (iii) the amount, if any, of any distribution to the Holder of each Class of Residual Certificates;

           (iv) the aggregate amount of any Advances in respect of Mortgage Loans in each Mortgage Pool made by or on behalf of the Servicer (or the Trustee) included in the amounts actually distributed to the Certificateholders;

            (v) the aggregate Scheduled Principal Balance of the Mortgage Loans in each Mortgage Pool as of the close of business on the last day of the related Due Period, after giving effect to payments allocated to principal reported under clause (i) above;

           (vi)  the Class Certificate Principal Amount (or Aggregate
     Notional Amount) of each Class of Certificates as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above (and to the addition of any Accrual Amount in the case of any Class of Accrual Certificates), separately identifying any reduction of any of the foregoing Certificate Principal Amounts due to Realized
     Losses:

          (vii) any Realized Losses realized with respect to the Mortgage Loans (x) in the related Prepayment Period and (y) in the aggregate since the Cut-off Date, stating separately the amount of Special Hazard Losses, Fraud Losses and Bankruptcy Losses and the aggregate amount of such Realized Losses, and the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount;

         (viii) the amount of the Servicing Fees paid during the Due Period to which such distribution relates;

           (ix) the number and aggregate Scheduled Principal Balance of Mortgage Loans in each Mortgage Pool, as reported to the Trustee by the Servicer, (a) remaining outstanding (b) delinquent one month, (c) delinquent two months, (d) delinquent three or more months, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

            (x) the deemed principal balance of each REO Property in each Mortgage Pool as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

           (xi) with respect to any Mortgage Loan in any Mortgage Pool that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

          (xii) with respect to substitution of Mortgage Loans in the preceding calendar month, and as to each Mortgage Pool, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

         (xiii) the aggregate of any Net Prepayment Interest Shortfalls allocated to each Class of Certificates on such Distribution Date;

          (xiv) the aggregate outstanding Interest Shortfalls, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

           (xv) the Certificate Interest Rate applicable to such Distribution Date with respect to each Class of Certificates;

         (xvi) if applicable, the amount of any shortfall with respect to each Mortgage Pool (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed);

        (xvii) any other "loan-level" information for any Mortgage Loans in each Mortgage Pool that are delinquent three or more months and any REO Property held by the Trust that is reported by the Servicer to the Trustee; and

        (xviii) any amounts in respect of Guaranteed Distributions paid under the Class 1-A3 Policy.

       In the case of information furnished pursuant to subclauses (i), (ii) and (viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

       (b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, the Trustee shall provide, or cause to be provided, to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Trustee
                                     --------  -------
  shall be entitled to be reimbursed by such Certificateholder for such Trustee's actual expenses incurred in providing such reports and access.

       (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund.

       (d) Not later than two days following each Distribution Date, the Trustee shall deliver to the Persons designated by the Depositor an electronic tape, computer diskette or other electronic data transmission in a format agreed to by the Trustee and the Depositor, containing complete "loan level" information with respect to the Mortgage Loans as of the related Determination Date.

       Section 4.04.  Certificate Account.  (a)  The Trustee shall establish
                      -------------------
  and maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

       (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Servicer to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

            (i) to withdraw amounts deposited in the Certificate Account in error;

           (ii) to pay itself any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below;

          (iii) to make distributions to the Certificateholders and Financial Security pursuant to Article V; and

           (iv)  to clear and terminate the Certificate Account pursuant to
     Section 7.02.

       (c) The Trustee shall invest, or cause to be invested, funds held in the Certificate Account in Eligible Investments (which may be obligations of the Trustee). All such investments must mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds immediately as realized.

       Section 4.05.  Determination of LIBOR.  (a)  If the outstanding
                      ----------------------
  Certificates include any LIBOR Certificates, then on each LIBOR
  Determination Date the Trustee shall determine LIBOR
    on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

            (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

           (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

          (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

            (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

            (c) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Bloomberg Screen LIUS01M
  Index Page" (as described in the definition of LIBOR hereof) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee shall use its best efforts to designate alternate Reference Banks.

       Section 4.06.  The Class 1-A3 Reserve Fund.  (a) The Trustee shall
                      ---------------------------
  establish and maintain the Class 1-A3 Reserve Fund, which shall be an interest-bearing Eligible Account into which there shall have been deposited the amount of $2,000 on the Closing Date. No additional funds will be deposited in the Class 1-A3 Reserve Fund after the Closing Date. All funds deposited in the Class 1-A3 Reserve Fund, and all interest earned thereon, shall be held in trust for the benefit of the Holders of the Class 1-A3 Certificates until withdrawn in accordance with Section 5.02(d). The Class 1-A3 Reserve Fund shall be an "outside reserve fund" under the REMIC Provisions. Lehman Brothers Inc. will be the beneficial owner of the Class 1-A3 Reserve Fund for federal income tax purposes.

       (b) The Trustee shall from time to time make withdrawals from the Class 1-A3 Reserve Fund on behalf of the Trust Fund for the following purposes:

            (i) to withdraw from the Class 1-A3 Reserve Fund an amount equal to the lesser of (a) any Net Prepayment Interest Shortfalls for Pool 1 allocable to the Class 1-A3 Certificates for the related Distribution Date, and (b) the amount on deposit in the Class 1-A3 Reserve Fund, and remit such amount to the Certificate Account for distribution to the Class 1-A3 Certificateholders on such Distribution Date; and

           (ii) on the earlier of (a) the Distribution Date on which the Class Certificate Amount of the Class 1-A3 Certificates is reduced to zero and (b) the termination of this Agreement pursuant to Section 7.01, to clear and terminate the Class 1-A3 Reserve Fund and to pay all amounts on deposit therein to Lehman Brothers Inc. at the address supplied by it to the Trustee for such purpose.


                                   ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES


       Section 5.01.  Distributions Generally.  (a)  Subject to Section
                      -----------------------
  7.01(b) respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least three Business Days prior to the related Distribution Date to any Certificateholder owning (x) a initial Certificate Principal Amount of at least $2,500,000, (y) in the case of the Class 1-A4 Certificates, a Notional Amount of at least $2,500,000, or (z) in the case of the Class 1-AX Certificates, a Percentage Interest of at least 20%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the
                                            --------  -------
  final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. If the final payment of principal of a Residual Certificate is made at a time when other Classes of Certificates remain outstanding, such final payment of principal on such Residual Certificate will be made only upon presentation of such Certificate at the Corporate Trust Office of the Trustee for the notation on such Certificate that the principal amount of such Certificate has been paid in full. Notwithstanding such final payment of principal of any of the Certificates, the Residual Certificates will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificates will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee or at the office of the New York Presenting Agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

       Payments to Financial Security shall be made by wire transfer of immediately available funds.

       (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Certificate Principal Amounts (or initial Notional Amounts).

       Section 5.02.  Distributions from the Certificate Account.  (a)  On
                      ------------------------------------------
  each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate
  Account the Available Distribution Amount with respect to each Mortgage Pool and shall distribute such amount to Financial Security in payment of the Aggregate FSA Premium and to the Holders of record of each Class of Certificates in the related Certificate Group in the following order of priority:

            (i) from the Available Distribution Amount for Pool 1, as long as no Financial Security Default exists, to Financial Security, the Aggregate FSA Premium;

            (ii) from the Available Distribution Amount for the related Mortgage Pool, to each Class of Senior Certificates in the related Certificate Group (other than any Class of Principal Only Certificates), the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in the related Certificate Group in proportion to the amount of Accrued Certificate Interest (as so reduced) otherwise distributable thereon;

           (iii) from the remaining Available Distribution Amount for the related Mortgage Pool, to each Class of Senior Certificates in the related Certificate Group (other than any Class of Principal Only Certificates), any related Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Interest Shortfall for each such Class on such Distribution Date;

          (iv) from the remaining Available Distribution Amount for the related Mortgage Pool, to the Senior Certificates of each Certificate Group, as follows:

                 (A) to the Group 1 Senior Certificates other than the Class 1-A4 and Class 1-AX Certificates, the Senior Principal Distribution Amount for Pool 1 for such Distribution Date, in reduction of the Class Certificate Principal Amounts of the Group 1 Senior Certificates, concurrently as follows:

                      (1) to the Class 1-A5 Certificates, the Class 1-A5 Priority Amount for such Distribution Date, until the Class Certificate Principal Amount thereof has been reduced to zero;

                      (2) to the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A5 Certificates, the Senior Principal Distribution Amount for Pool 1 for such Distribution Date less the Class 1-A5 Priority Amount for such date, in the following order of priority:

                           first, if such Distribution Date occurs on or
                       after December 25, 1999, to the Class 1-A3 Certificates, an amount on such date equal to $8,500, until the Class Certificate Principal Amount thereof has been reduced to zero;

                           second, to the Class 1-A1 Certificates, until the
                        Class Certificate Principal Amount thereof has been reduced to zero;

                           third, to the Class 1-A2 Certificates, until the
                        Class Certificate Principal Amount thereof has been reduced to zero;

                           fourth, to the Class 1-A3 Certificates, until the
                         Class Certificate Principal Amount thereof has been reduced to zero; and

                           fifth, to the Class 1-A5 Certificates, until the
                         Class Certificate Principal Amount thereof has been reduced to zero; and

                      (3) to the Class 1-AP Certificates, the Class 1-AP Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Amount thereof has been reduced to zero.

                 (B) to the Class 2-A Certificates, the Senior Principal Distribution Amount for Pool 2 for such Distribution Date, in reduction of the Class Certificate Principal Amount thereof, until the Class Certificate Principal Amount thereof has been reduced to zero; and

                 (C) to the Group 3 Senior Certificates, the Senior Principal Distribution Amount for Pool 3 for such Distribution Date, in reduction of the Class Certificate Principal Amounts of the Group 3 Senior Certificates, in the following order of priority:

                           first, to the Class 3-A1 Certificates, until the
                         Class Certificate Principal Amount thereof has been reduced to zero;

                           second, to the Class 3-A2 Certificates, until the
                         Class Certificate Principal Amount thereof has been reduced to zero; and

                           third, to the Class R-1 and Class R2 Certificates,
                         in proportion to their Class Certificate Principal Amounts, until the Class Certificate Principal Amounts thereof have been reduced to zero;

          (v)    from the remaining Available Distribution Amount for Pool
     1, to the Class 1-AP Certificates, the Class 1-AP Deferred Amount for such Distribution Date, up to an amount not to exceed the Subordinate Principal Distribution Amount for Group 1 for such Distribution Date, until the Class Certificate Principal Amount of such Class has been reduced to zero; provided, that any amounts distributed to the Class 1-AP Certificates pursuant to this clause (v) shall not reduce the Class Certificate Principal Amount thereof;

          (vi) from the remaining Available Distribution Amount for the related Mortgage Pool, to the Subordinate Certificates or Components of each Certificate Group, as follows:

                 (A) to each Component of the Class B1 Certificates and to the Class 3-B1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component's or Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                 (B) to each Component of the Class B1 Certificates and to the Class 3-B1 Certificates, any Interest Shortfall for such Component or Class on such Distribution Date;

                 (C) to each Component of the Class B1 Certificates and to the Class 3-B1 Certificates, in reduction of the Component Principal Amount or Class Certificate Principal Amount thereof, such Component's or Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Component Principal Balance of each such Component and the Class Certificate Principal Amount of such Class has been reduced to zero;

                 (D) to each Component of the Class B2 Certificates and to the Class 3-B2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component's or Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                 (E) to each Component of the Class B2 Certificates and to the Class 3-B2 Certificates, any Interest Shortfall for such Component or Class on such Distribution Date;

                 (F) to each Component of the Class B2 Certificates and to the Class 3-B2 Certificates, in reduction of the Component Principal Amount or Class Certificate Principal Amount thereof, such Component's or Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Component Principal Balance of each such Component and the Class Certificate Principal Amount of such Class has been reduced to zero;

                 (G) to each Component of the Class B3 Certificates and to the Class 3-B3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component's or Class's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                 (H) to each Component of the Class B3 Certificates and to the Class 3-B3 Certificates, any Interest Shortfall for such Component or Class on such Distribution Date;

                 (I) to each Component of the Class B3 Certificates and to the Class 3-B3 Certificates, in reduction of the Component Principal Amount or Class Certificate Principal Amount thereof, such Component's or Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Component Principal Balance of each such Component and the Class Certificate Principal Amount of such Class has been reduced to zero;

                 (J) to each Component of the Class B4 Certificates, the Accrued Certificate Interest thereon for such Distribution
             Date, as reduced by such Component's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                 (K) to each Component of the Class B4 Certificates, any Interest Shortfall for such Component on such Distribution Date;

                 (L) to each Component of the Class B4 Certificates, in reduction of the Component Principal Amount thereof, such Component's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Component Principal Balance of each such Component has been reduced to zero;

                 (M) to each Component of the Class B5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                 (N) to each Component of the Class B5 Certificates, any Interest Shortfall for such Component on such Distribution Date;

                 (O) to each Component of the Class B5 Certificates, in reduction of the Component Principal Amount thereof, such Component's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the related Certificate Group for such Distribution Date, except as provided in Section 5.02(c), until the Component Principal Balance of each such Component has been reduced to zero;

                 (P) to each Component of the Class B6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, as reduced by such Component's pro rata share (determined on the basis of Accrued Certificate Interest otherwise distributable thereon) of any Net Prepayment Interest Shortfalls for the related Mortgage Pool for such Distribution Date;

                 (Q) to each Component of the Class B6 Certificates, any Interest Shortfall for such Component on such Distribution Date; and

                 (R) to each Component of the Class B6 Certificates, in reduction of the Component Principal Amount thereof, such Component's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for such Distribution Date, except as provided in Section 5.02(c), until the Component Principal Balance of each such Component has been reduced to zero.

       (b) If on any Distribution Date the Class Certificate Principal Amounts of the Subordinate Certificates and the Component Principal Amounts of each Component in any Certificate Group have each been reduced to zero, the Available Distribution Amount with respect to the related Mortgage Pool remaining after distribution of interest to the related Senior Certificates on such date shall be distributed among the related Classes of Senior Certificates pro rata, on the basis of their respective Class Certificate Principal Amounts immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Sections 5.02(a)(iv)(A), (B) and (C).

       (c) (i) If on any Distribution Date either the Credit Support Percentage for any Component of the Class B1 Certificates or for the Class 3-B1 Certificates is less than the Original Credit Support Percentage for such Class or Component, or the Cross-Collateralization Percentage for such Class or Component is less than the Original Cross-Collateralization Percentage for such Class or Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount for the related Certificate Group will be made on such Distribution Date in respect of any Class of Certificates or Component subordinate thereto that is included within the related Certificate Group.
  (ii) If on any Distribution Date either the Credit Support Percentage for any Component of the Class B2 Certificates or for the Class 3-B2 Certificates is less than the Original Credit Support Percentage for such Class or Component, or the Cross-Collateralization Percentage for such Class or Component is less than the Original Cross-Collateralization Percentage for such Class or Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount for the related Certificate Group will be made on such Distribution Date in respect of any Class of Certificates or Component subordinate thereto that is included within the related Certificate Group.
  (iii) If on any Distribution Date either the Credit Support Percentage for any Component of the Class B3 Certificates or for the Class 3-B3 Certificates is less than the Original Credit Support Percentage for such Class or Component, or the Cross-Collateralization Percentage for such Class or Component is less than the Original Cross-Collateralization Percentage for such Class or Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount for the related Certificate Group will be made on such Distribution Date in respect of any Class of Certificates or Component subordinate thereto that is included within the related Certificate Group. (iv) If on any Distribution Date either the Credit Support Percentage for any Component of the Class B4 Certificates is less than the Original Credit Support Percentage for such Component, or the Cross-Collateralization Percentage for such Component is less than the Original Cross-Collateralization Percentage for such Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount or the related Certificate Group will be made on such Distribution Date in respect of any Component subordinate thereto that is included within the related Certificate Group. (v) If on any Distribution Date either the Credit Support Percentage for any Component of the Class B5 Certificates is less than the Original Credit Support Percentage for such Component, or the Cross-Collateralization Percentage for such Component is less than the Original Cross-Collateralization Percentage for such Component, then, notwithstanding anything to the contrary in Section 5.02(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount or the related Certificate Group will be made on such Distribution Date in respect of any Component subordinate thereto that is included within the related Certificate Group.

       Any amount not distributed in respect of any Class of Subordinate Certificates or any Component on any Distribution Date pursuant to the immediately preceding paragraph will be allocated among the remaining Classes or Components of the related Certificate Group in proportion to their respective Class Certificate Principal Amounts or Component Principal Amounts, as applicable.

       (d) On each Distribution Date, the Trustee shall distribute the amount withdrawn from the Class 1-A3 Reserve Fund with respect to such Distribution Date pursuant to Section 4.06, to the extent of funds on deposit in the Class 1-A3 Reserve Fund, and shall apply such funds to distributions on the Class 1-A3 Certificates, as interest thereon, in the amount of any Net Prepayment Interest Shortfalls for Pool 1 with respect to such Distribution Date.

       (e) On any Distribution Date, any Interest Reduction with respect to any Class of Certificates other than the Class 1-A3 Certificates and any Component will be allocated in reduction of Accrued Certificate Interest for such Class or Component on such date. On any Distribution Date, any Interest Reduction with respect to the Class 1-A3 Certificates shall be allocated to reduce Accrued Certificate Interest for first, the Class 1-A4 Certificates, to the extent of Accrued Certificate Interest thereon for such date; second, the Class 1-AX Certificates, to the extent of Accrued Certificate Interest thereon for such date; third, the Group 1 Components, in inverse order of priority, to the extent of Accrued Certificate Interest thereon for such date; and fourth, the Class 1-A1, Class 1-A2 and Class 1-A5 Certificates, pro rata on the basis of Accrued Certificate Interest otherwise distributable thereto, to the extent of Accrued Certificate Interest thereon for such date.

       (f) On each Distribution Date, the Trustee shall distribute to the Holder of the Class R2 Certificate any amounts remaining in the Upper Tier REMIC for such Distribution Date after application of all amounts described in paragraph (a) of this Section 5.02. Any distributions pursuant to this paragraph (d) shall not reduce the Class Certificate Principal Amount of the Class R2 Certificate.

       Section 5.03.  Allocation of Realized Losses.  (a)  (i) On any
                      -----------------------------
  Distribution Date on which any Component of the Cross-Collateralized Certificates remains outstanding, the principal portion of each Realized Loss (or the applicable Non-AP Percentage thereof, in the case of Pool 1) other than any Excess Loss on a Mortgage Loan in any Mortgage Pool shall be allocated as follows:

            first, if immediately prior to such Distribution Date such Mortgage Pool is not an Undercollateralized Mortgage Pool and if only one other Mortgage Pool is an Undercollateralized Mortgage Pool, to the Components of the related Undercollateralized Group having numerical designations equal to or higher than the Component of the Certificate Group relating to the Mortgage Pool in which such Realized Loss occurred having the highest numerical designation then outstanding, in decreasing order of numerical designation, in an amount equal to the lesser of the amount of such Realized Loss and the Undercollateralization Amount then existing, to the extent of the Component Principal Amounts thereof;

            second, if such Mortgage Pool is an Overcollateralized Mortgage Pool and if each other Mortgage Pool is an Undercollateralized Mortgage Pool, pro rata to the Components of the Undercollateralized Groups having numerical designations equal to or higher than the Component of the Overcollateralized Group having the highest numerical designation outstanding, in proportion to their Component Principal Amounts, in decreasing order of numerical designation, in an amount equal to, in each case, the lesser of (x) the product of the amount of such Realized Loss and the applicable Proportionate Percentage and (y) the Undercollateralization Amount then existing for each such Undercollateralized Group;

            third, to the Component of the Class of Cross-Collateralized Certificates having the highest numerical designation then outstanding; provided, however, that if such Component relating to the Certificate Group that relates to the Mortgage Pool in which such Realized Loss occurred is then outstanding, such Realized Loss will be allocated first to the Component of such Certificate Group until the Component Principal Amount thereof has been reduced to zero, prior to any allocation of a Realized Loss, pro rata, to the corresponding Components relating to the other Certificate Groups, until the aggregate of the Component Principal Amounts thereof has been reduced to zero; and

            fourth, after the Class Certificate Principal Balances of the Cross-Collateralized Certificates have each been reduced to zero, to the Subordinate Certificates or Component of the Certificate Group relating to the Mortgage Pool in which such Realized Loss occurred having the highest numerical designation then outstanding.

       (ii) On any Distribution Date on which the Class Certificate Principal Amounts of the Cross-Collateralized Certificates have each been reduced to zero, the principal portion of each Realized Loss (other than the applicable Non-AP Percentage thereof, in the case of Group 1) other than any Excess Loss on a Mortgage Loan in any Mortgage Pool shall be allocated as follows:

            first, to the Class of Certificates or Component in the related Certificate Group having the highest numerical designation then outstanding, in decreasing order of numerical designation, until the related Component Principal Balance or Class Certificate Principal Balance, as applicable, has been reduced to zero; and

            second, to the Classes of Senior Certificates of the related Certificate Group, in proportion to their respective Class Certificate Principal Amounts.

       (iii) On any Distribution Date, the applicable AP Percentage of the Principal Portion of each Realized Loss other than an Excess Loss on a Mortgage Loan in Pool 1 shall be allocated to the Class 1-AP Certificates until the Class Certificate Principal Amount thereof has been reduced to zero.

       (b) (i) On any Distribution Date, the principal portion of any Excess Loss (or the applicable Non-AP Percentage thereof, in the case of Pool 1) on a Mortgage Loan in any Mortgage Pool shall be allocated as follows:

            first, if such Mortgage Pool is an Overcollateralized Mortgage Pool, to the Classes and Components of each Undercollateralized Certificate Group, pro rata in proportion to their respective Class Certificate Principal Amounts and Component Principal Amounts, in an amount up to, in each case, the lesser of (x) the applicable Undercollateralization Amount and (y) the applicable Diversion Fraction of such Excess Loss; and

            second, to the Classes and Components of the Certificate Group relating to the Mortgage Pool in which such Excess Loss occurred, pro rata, in proportion to their respective Class Certificate Principal Amounts and Component Principal Amounts.

       (ii) On any Distribution Date, the AP Percentage of any Excess Loss on a Mortgage Loan in Pool 1 shall be allocated to the Class AP
  Certificates, until the Class Certificate Principal Amount thereof has been reduced to zero.

       (c) Any Realized Losses allocated to a Class of Certificates pursuant to Section 5.03(a) or (b) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Amounts. Any allocation of Realized Losses to a Component pursuant to Sections 5.03(a) or (b) shall effect a corresponding reduction in the Class Certificate Principal Amount of the related Class of Certificates. Any allocation of Realized Losses pursuant to this paragraph (c) shall be accomplished by reducing the Certificate Principal Amount (or, in the case of any Component, the Component Principal Amount) of the related Certificates (or Components) on the related Distribution Date in accordance with Section 5.03(d).

       (d) Realized Losses allocated in accordance with this Section 5.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class 1-AP Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class 1-AP Deferred Amount for such date.

       (e) On each Distribution Date, the Subordinate Certificate Writedown Amount for such date shall be allocated first, if any Class of Cross-Collateralized Certificates remains outstanding, to the Components of such Class having the highest numerical designation; provided, that if such Component related to more than one Certificate Group is then outstanding, the Subordinate Certificate Writedown Amount shall be allocated to such Components pro rata on the basis of their respective Component
  Principal Amounts; and second, if the Class Certificate Principal Amount of each Class Cross-Collateralized Certificates has been reduced to zero, to the Class of Subordinate Certificates or Component in each Certificate Group having the highest numerical designation, in proportion to their respective Class Certificate Principal Amounts or Component Principal Amounts, but only to the extent of the amount, if any, by which the Aggregate Certificate Principal Amounts and the Component Principal Amounts of all Certificates and Components in each related Certificate Group exceeds, after giving effect to distributions of principal and allocation of Realized Losses on such Distribution Date, the Aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Pool.

       (f) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates and, if applicable, to one or more Components, each outstanding Class or Component to which any portion of such Realized Loss had previously been allocated shall be entitled to receive, on the Distribution Date in the month following the month in which such recovery is received, its pro rata share (based on the Class Certificate Principal Amount thereof) of such recovery, up to the amount of the portion of such Realized Loss previously allocated to such Class. A Class of Certificates that is no longer outstanding shall not be entitled to any share of such recovery. In the event that the total amount of such recovery exceeds the amount of such recovery allocated to the outstanding Classes in accordance with the preceding provisions, each outstanding Class of Certificates or Component shall be entitled to receive its pro rata share of the amount of such excess, up to the amount of any unrecovered Realized Loss previously allocated to such Class. Any such amounts not otherwise allocated to any Class of Certificates pursuant to this subsection shall be treated as Principal Prepayments for purposes of this Agreement.

       Section 5.04.  Trustee Advances.  In the event that the Servicer
                      ----------------
  fails for any reason to make an Advance required to be made by it pursuant to the Sale and Servicing Agreement on or before the Remittance Date, the Trustee shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by such Servicer with respect to such Distribution Date; provided, however, that
                                                   --------  -------
  the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Servicer.

       Section 5.05.  Distributions of Principal on Redemption Certificates.

                      -----------------------------------------------------
  (a) Except as provided in subclauses (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Certificate Principal Amount of a Class of Redemption Certificates are made, such distributions will be made in the following order of priority:

            (i) any request by the personal representative of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common or other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and

            (ii) any request by a Living Holder, in an amount up to but not exceeding $10,000 per request.

       Thereafter, distributions will be made as provided in clauses (i) and
  (ii) above up to a second $100,000 and $10,000 per request, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of a Class of Redemption Certificates until all such requests have been honored.

       Requests for distributions in reduction of the Certificate Principal Amounts of Redemption Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by the Clearing Agency. Requests for distributions in reduction of the Certificate Principal Amounts of Redemption Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of priority established by the random lot procedures of the Clearing Agency after all requests with respect to such Class presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Class Certificate Principal Amount of a Class of Redemption Certificates with respect to any Distribution Date shall be made in accordance with Section 4.03(c) below and must be received by the Clearing Agency and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the Clearing Agency and forwarded to the Trustee after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Class Certificate Principal Amount of the applicable Class of Redemption Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.05(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Redemption Certificate, all in accordance with the procedures of the Clearing Agency and the Trustee. Upon the transfer of beneficial ownership of any Redemption Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Clearing Agency.

       Distributions in reduction of the Certificate Principal Amounts of Redemption Certificates will be applied, in the aggregate, to such Certificates in an amount equal to the portion of the Available Distribution Amount distributable to the Redemption Certificates pursuant to Section 5.02(a)(iv), plus any amounts available for distribution from the applicable Rounding Account pursuant to Section 5.05(e), provided that
                                                               --------
  the aggregate distribution in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates on any Distribution Date is made in an integral multiple of $1,000.

       (b) A "Deceased Holder" is a Certificate Owner of a Redemption Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other Person empowered to act on behalf of such Certificate Owner upon his or her death, causes to be furnished to the Trustee a certified copy of the death certificate of such Certificate Owner and any additional evidence of death required by and satisfactory to the Trustee and any tax waivers requested by the Trustee. Redemption Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and any Redemption Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates, subject to the limitations stated above. Redemption Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Redemption Certificates greater than the number of Individual Redemption Certificates of which such trust is the beneficial owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Redemption Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust.
  The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy that is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Redemption Certificates will be deemed to be the death of the Certificate Owner of such Redemption Certificates regardless of the registration of ownership of such Redemption Certificates, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Redemption Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Amounts of the Redemption Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.05(a) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.05(a).

       (c) Requests for distributions in reduction of the Certificate Principal Amount of a Redemption Certificate must be made by delivering a written request therefor to the Clearing Agency Participant or Financial Intermediary that maintains the account evidencing the Certificate Owner's interest in such Redemption Certificate. Such Clearing Agency Participant or Financial Intermediary should in turn make the request of the Clearing Agency (or, in the case of an Financial Intermediary, such Financial Intermediary should notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) on a form required by the Clearing Agency and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trustee. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. The Trustee shall not be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Financial Intermediary.

            In the event that any requests for distributions in reduction of the Certificate Principal Amount of Redemption Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 5.05, the Trustee shall return such requests to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

            The Trustee shall maintain a list of those Clearing Agency Participants representing the Certificate Owners of Redemption Certificates that have submitted requests for distributions in reduction of the Certificate Principal Amount of such Redemption Certificates, together with the order of receipt and the amounts of such requests. The Trustee shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.05. The exact procedures to be followed by the Trustee and the Clearing Agency for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or the Clearing Agency, as the case may be. The decisions of the Trustee and the Clearing Agency concerning such matters shall be final and binding on all affected Persons.

            Payments in reduction of the Certificate Principal Amounts of Redemption Certificates shall be made on the applicable Distribution Date and the Certificate Balances as to which such payments are made shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Redemption Certificate that has requested a distribution may withdraw its request by so notifying in writing the Clearing Agency Participant or Financial Intermediary that maintains such Certificate Owner's account. In the event that such account is maintained by a Financial Intermediary, such Financial Intermediary should notify the related Clearing Agency Participant which in turn should forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Amount of such Redemption Certificate on such Distribution Date.

       (d) To the extent, if any, that amounts available for distribution in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates on a Distribution Date exceed the dollar amount of requests for distributions with respect to such Class that have been received by the related Record Date, as provided in Section 5.05(c) above, distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates will be made by mandatory distributions in reduction thereof. The Trustee shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Financial Intermediary, will then select, in accordance with its own procedures, Individual Redemption Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Financial Intermediary by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Financial Intermediaries that hold Redemption
  Certificates selected for mandatory distributions in reduction of the Class Certificate Principal Amount thereof should provide notice of such mandatory distributions to the affected Certificate Owners.

       (e) On the Closing Date, a Rounding Account shall be established with the Trustee for each Class of Redemption Certificates, and Lehman Brothers Inc. shall cause to be initially deposited the sum of $999.99 in each Rounding Account. On each Distribution Date on which a distribution is made in reduction of the Class Certificate Principal Amount of a Class of Redemption Certificates, funds on deposit in the applicable Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Certificate Principal Amount to be made on such Redemption Certificates. Rounding of such distribution on such Redemption Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the applicable Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Certificate Principal
  Amount of such Class of Redemption Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates are to be made, the aggregate amount of such distributions allocable to such Class of Redemption Certificates shall be applied first to repay any funds withdrawn from the applicable Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates; this process shall continue on succeeding Distribution Dates until the Class
  Certificate Principal Amount of such Class of Redemption Certificates has been reduced to zero. Each Rounding Account shall be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for all federal income tax purposes by Lehman Brothers Inc. Lehman Brothers Inc. will report all income, gain, deduction or loss with respect thereto. The Trustee shall distribute interest earnings, if any, on amounts held in any Rounding
  Account as such interest is earned pursuant to written instructions from Lehman Brothers Inc. to the Trustee.

       Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates will reduce the Class Certificate Principal Amount thereof to zero or in the event that distributions in reduction of the Class Certificate Principal Amount of such Class of Redemption Certificates are made in accordance with the provisions set forth in Section 5.05(f), an amount equal to the difference between $999.99 and the sum then held in the applicable Rounding Account shall be paid from the Available Distribution Amount for such Distribution Date to such Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to Lehman Brothers Inc.

       (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on or after the Credit Support Depletion Date, all distributions in reduction of the Class Certificate Principal Amount of any Class of Redemption Certificates will be made among the Holders of such Class of Certificates, pro rata, based on their Certificate Principal Amounts, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

       (g) In the event that Definitive Certificates representing any Class of Redemption Certificates are issued pursuant to Section 3.09(c), all requests for distributions or withdrawals of such requests relating to such Class must be submitted to the Trustee, and the Trustee shall perform the functions described in Section 5.05(a) through (c) using its own procedures, which procedures shall, to the extent practicable, be consistent with the procedures described in Section 5.05(a) through (c).

       Section 5.06.  The Certificate Insurance Policy.  (a) If, on the
                      --------------------------------
  second Business Day before any Distribution Date, the Trustee determines that the amount on deposit in the Certificate Account distributable to the Class 1-A3 Certificateholders pursuant to Section 5.02, together with any amounts that may be distributable to the Class 1-A3 Certificateholders from the Class 1-A3 Reserve Fund, will be insufficient to pay the Guaranteed Distributions on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to Financial Security and the appropriate Fiscal Agent (as defined in the Class 1-A3 Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by the Notice of Claim by 12:00 noon, New York City time on such second Business Day. The Trustee's responsibility for delivering the Notice of Claim to Financial Security as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Servicer.

       (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class 1-A3 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall
  (i) promptly notify Financial Security, as appropriate, and the Fiscal Agent, if any, and (ii) comply with the provisions of the Class 1-A3 Policy to obtain payment by Financial Security of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class 1-A3 Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Class 1-A3 Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to Financial Security and the appropriate Fiscal Agent, if any, its records listing the payments on the affected Class 1-A3 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

       (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class 1-A3 Certificates (the "Class 1-A3 Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal.
  The Class 1-A3 Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Class 1-A3 Policy into the Class 1-A3 Policy Payments Account and distribute such amount only for the purposes of making payments to Holders of the Class 1-A3 Certificates in respect of the Guaranteed Distributions (or other amounts payable pursuant to paragraph (b) above on the Class 1-A3 Certificates by Financial Security pursuant to the Class 1-A3 Policy) for which the related claim was made under the Policy. Such amounts shall be allocated by the Trustee to Holders of Class 1-A3 Certificates affected by such shortfalls in the same manner as principal and interest distributions are to be allocated with respect to such Certificates pursuant to Section 5.02. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Certificate Account. However, any payments made on the Class 1-A3 Certificates from funds in the Class 1-A3
    Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Class 1-A3 Policy Payments Account shall not be invested by the Trustee.

       (d) Any funds received from Financial Security for deposit into the Class 1-A3 Policy Payments Account pursuant to the Class 1-A3 Policy in respect of a Distribution Date or otherwise as a result of any claim under such Class 1-A3 Policy shall be applied by the Trustee directly to the payment in full (i) of the Guaranteed Distributions due on such Distribution Date on the Class 1-A3 Certificates, or (ii) of other amounts to which payments under the Class 1-A3 Policy are to be applied. Funds received by the Trustee as a result of any claim under the Class 1-A3 Policy shall be used solely for payment to the Holders of the Class 1-A3 Certificates, respectively, and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee or the Trust Fund. Any funds remaining in the Class 1-A3 Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to Financial Security pursuant to the written instruction of Financial Security.

       (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by Financial Security and deposited into the Class 1-A3 Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class 1-A3 Certificates, (B) Realized Losses allocated to the Class 1-A3 Certificates and (C) Net Prepayment Interest Shortfalls allocated to the Class 1-A3 Certificates. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

       (f) The Trustee acknowledges, and each Holder of a Class 1-A3 Certificate by its acceptance of such Class 1-A3 Certificate agrees, that, without the need for any further action on the part of Financial Security or the Trustee, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on any Class 1-A3 Certificates, Financial Security will be fully subrogated to the rights of the Holders of such Class 1-A3 Certificates to receive such principal and interest from the Trust Fund. The Class 1-A3 Certificateholders, by acceptance of the Class 1-A3 Certificates, assign their rights as Holders of the Class 1-A3 Certificates to the extent of Financial Security's interest with respect to amounts paid under the Class 1-A3 Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining Financial Security's rights as subrogee for payments distributable pursuant to Section 5.02, any payment with respect to distributions to the Class 1-A3 Certificates that is made with funds received pursuant to the terms of the Class 1-A3 Policy shall not be considered payment of the Class 1-A3 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Principal Amount of the Class 1-A3 Certificates within the meaning of Article V.

       (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify Financial Security of such Event of Default.

       (h) The Trustee shall promptly notify Financial Security of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class 1-A3 Certificates. Each Holder of a Class 1-A3 Certificate, by its purchase of Class 1-A3 Certificates, and the Trustee hereby agree that Financial Security (so long as no Financial Security Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, Financial Security shall be subrogated to the rights of the Trustee and each Holder of a Class 1-A3 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

       (i) The Trustee shall surrender the Class 1-A3 Policy to Financial Security for cancellation upon the expiration of the term of the Class 1-A3 Policy as provided therein.

       (j) With respect to this Section 5.06, (i) the terms "Receipt" and "Received" shall mean actual delivery to Financial Security and Financial Security's Fiscal Agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Policies by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. Financial Security or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice and
  (ii) "Business Day" means any day other than (A) a Saturday or Sunday or
  (B) a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to be closed.


                                   ARTICLE VI

                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

       Section 6.01.  Duties of Trustee.  (a)  The Trustee, except during
                      -----------------
  the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Servicer, in which case it shall use the same degree of care and skill as the Servicer under the Sale and Servicing Agreement.

       (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, to the Trustee pursuant to this Agreement.

       (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                                --------  -------

            (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in
     Section 6.19 hereof;

           (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Servicer (i) to remit funds (or to make Servicing Advances) or (ii) to furnish information to the Trustee when required to do so by the Sale and Servicing Agreement) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

          (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

           (iv) The Trustee shall not be responsible for any act or omission of the Servicer.

       (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and
  (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

       (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

       (f) The Trustee shall pay, out of its own funds, any fees assessed by the Rating Agencies after the Closing Date in connection with maintaining the ratings of the Certificates.

       Section 6.02.  Certain Matters Affecting the Trustee.  Except as
                      -------------------------------------
  otherwise provided in Section 6.01:

            (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates; provided, however, that, if the
                                            --------  -------
     payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, which agents or attorneys shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment provided that the Trustee shall continue to be responsible for its duties and obligations hereunder.

       Section 6.03.  Trustee Not Liable for Certificates.  The Trustee
                      -----------------------------------
  makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Collection Account, the Certificate Account or any other fund or account maintained with respect to the Certificates.

       Section 6.04.  Trustee May Own Certificates.  The Trustee and any
                      ----------------------------
  Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

       Section 6.05.  Eligibility Requirements for Trustee.  The Trustee
                      ------------------------------------
  hereunder shall at all times be (i) an institution insured by the FDIC and
  (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

       Section 6.06.  Resignation and Removal of Trustee.  (a)  The Trustee
                      ----------------------------------
  may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

       (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating (in the case of the Class 1-A3 Certificates, determined without regard to the Class 1-A3 Policy), then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

       (c) The Holders of more than 50% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee so removed; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

       (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.07.

       Section 6.07.  Successor Trustee.  (a)  Any successor trustee
                      -----------------
  appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and
  such of the record or copies thereof   maintained by the predecessor trustee
  in the administration hereof as may   be requested by the successor trustee
  and shall thereupon be discharged   from all duties and responsibilities
  under this Agreement.  In addition,   the predecessor trustee shall execute
  and deliver such other instruments   and do such other things as may
  reasonably be required to more fully and   certainly vest and confirm in the
  successor trustee all such rights,   powers, duties and obligations.

       (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

       (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the Depositor.

       Section 6.08.  Merger or Consolidation of Trustee.  Any Person into
                      ----------------------------------
  which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of
  Section 6.05.

       Section 6.09.  Appointment of Co-Trustee, Separate Trustee or
                      ----------------------------------------------
  Custodian.  (a)  Notwithstanding any other provisions hereof, at any time,
  ---------
  the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment
                             --------  -------
  shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances pursuant to
  Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

       (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

           (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

           (iv) the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

       (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

       (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

       (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under
  Section 6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

       (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

       (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

       Section 6.10.  Authenticating Agents.  (a)  The Trustee may appoint
                      ---------------------
  one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

       (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating
  Agent shall be a party, or any Person    succeeding to the corporate agency
  business of any Authenticating Agent,   shall continue to be the
  Authenticating Agent without the execution or   filing of any paper or any
  further act on the part of the Trustee or the   Authenticating Agent.

       (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

       Section 6.11.  Indemnification of Trustee.  The Trustee and its
                      --------------------------
  directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund, to the extent that the provisions in the Sale and Servicing Agreement for indemnification of the Trustee (as "Purchaser") are not applicable, for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

            (i) the Trustee has first made reasonable efforts to enforce any applicable provisions in the Sale and Servicing Agreement for indemnification or reimbursement of the Trustee (as "Purchaser") by the Servicer;

           (ii) with respect to any such claim, the Trustee shall have given the Depositor and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

            (iii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

           (iv) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

       The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

       Section 6.12.  Fees and Expenses of Trustee.  The Trustee shall be
                      ----------------------------
  entitled to receive, and is authorized to pay to itself the amount of income or gain earned from the investment of funds in the Certificate Account. The Trustee shall be entitled to reimbursement of expenses to the extent provided in Section 10.01(c)(i) from the Certificate Account. The provisions of this Section 6.12 shall survive any termination of this Agreement.

       Section 6.13.  Collection of Monies.  (a) Except as otherwise
                      --------------------
  expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Servicer, the Trustee shall request the Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

       (b) The Trustee shall be entitled to retain, as additional compensation, any interest paid by the Servicer pursuant to Section 5.01 of the Sale and Servicing Agreement on amounts remitted by to the Trustee later than the second Business Day following the Remittance Date upon which such payment was due.

       Section 6.14.  Trustee To Act; Appointment of Successor.  (a)  If an
                      ----------------------------------------
  Event of Default shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by the Sale and Servicing Agreement, the Trustee by notice in writing to the Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates, terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer, and only in its capacity as Servicer under the Sale and Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under the terms of the Sale and Servicing Agreement; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.

       If any Event of Default shall occur, the Trustee shall promptly notify the Rating Agencies of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Servicer upon such Servicer's failure to remit funds on the Remittance Date.

       (b) On and after the time the Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to the applicable provision of the Sale and Servicing Agreement, the Trustee, unless another servicer shall have been appointed, shall be the successor in all respects to the Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer under the Sale and Servicing Agreement, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by the Sale and Servicing Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Servicer prior to the issuance of any notice of termination. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Servicer under the Sale and Servicing Agreement, including the applicable portion of the related Servicing Fee.

       (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicer or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor servicer as are set forth in the Sale and Servicing Agreement, as the successor to such Servicer in the assumption of all of the responsibilities, duties or liabilities of a servicer, like the Servicer. Any entity designated by the Trustee as a successor Servicer may be an Affiliate of the Trustee; provided, however, that,
                                               --------  -------
  unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in
               --------  -------
  excess of that permitted to the Servicer. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the servicing functions and providing the Trustee and successor servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Servicer's functions hereunder and the transfer to the Trustee or such successor servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Servicer in the Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) to cooperate as required by the Sale and Servicing Agreement, (iii) to deliver the Mortgage Loan data to the Trustee as required by the Sale and Servicing Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

       Section 6.15.  Additional Remedies of Trustee Upon Event of Default.
                      ----------------------------------------------------
  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and
  remedies, of the   Certificateholders (including the institution and
  prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

       Section 6.16.  Waiver of Defaults.  35% or more of the Aggregate
                      ------------------
  Voting Interests of Certificateholders may waive any default or Event of Default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

       Section 6.17.  Notification to Holders.  Upon termination of the
                      -----------------------
  Servicer or appointment of a successor Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

       Section 6.18.  Directions by Certificateholders and Duties of Trustee
                      ------------------------------------------------------
  During Event of Default.  Subject to the provisions of Section 8.01
  -----------------------
  hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided,
                                                                   --------
  however, that the Trustee shall be under no obligation to pursue any such
  -------
  remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided
                                                             --------
  further, that, subject to the provisions of Section 8.01, the Trustee
  -------
  shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

       Section 6.19.  Action Upon Certain Failures of the Servicer and Upon
                      -----------------------------------------------------
  Event of Default.  In the event that the Trustee shall have actual
  ----------------
  knowledge of any action or inaction of the Servicer, which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Servicer or any other Event of Default unless notified thereof in writing by the Servicer or by a Certificateholder.


                                  ARTICLE VII

                            PURCHASE AND TERMINATION
                               OF THE TRUST FUND

       Section 7.01.  Termination of Trust Fund Upon Repurchase or
                      --------------------------------------------
  Liquidation of All Mortgage Loans.  (a)  The obligations and
  ---------------------------------
  responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in
  Section 7.02), shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b); provided,
                                                             --------
  however, that in no event shall the Trust Fund created hereby continue
  -------
  beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

       (b) On any Distribution Date occurring after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than 5% of the Cut-off Date Aggregate Principal Balance, the Depositor may cause the Trust Fund to adopt a plan of complete liquidation pursuant to
  Section 7.03(a)(i) hereof to sell all of its property. The property of the Trust Fund shall be sold at a price (the "Termination Price") equal
                                                -----------------
  to: (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Due Period immediately preceding the related Distribution Date to the date of such repurchase and (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers mutually agreed upon by the Servicer and the Trustee.

       Section 7.02.  Procedure Upon Termination of Trust Fund.  (a)  Notice
                      ----------------------------------------
  of any termination pursuant to the provisions of Section 7.01(a), specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed no later than the later of five Business Days after the Trustee has received notice from the Depositor of its intent to exercise its right to cause the termination of the Trust Fund pursuant to
  Section 7.01(b) or the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates and final payment to Financial Security of all amounts required to be distributed to it pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

       (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Mortgage Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

       Section 7.03.  Additional Trust Fund Termination Requirements.  (a)
                      ----------------------------------------------
  The Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this
  Section 7.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or (ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                 (i) Within 89 days prior to the time of the making of the final payment on the Certificates, the Trustee (upon notification by the Depositor that it intends to exercise its option to cause the termination of the Trust Fund) shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

                 (ii) The sale of the assets of the Trust Fund pursuant to
     Section 7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

                 (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

                 (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

            (b) By its acceptance of a Residual Certificate, each Holder thereof hereby (i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the related REMIC and
  (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of the related REMIC, which authorization shall be binding upon all successor Residual Certificateholders.


                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

       Section 8.01.  Limitation on Rights of Holders.  (a)  The death or
                      -------------------------------
  incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

       (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of Certificates of each Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction  inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each
  Certificateholder with   every other Certificateholder and the Trustee, that
  no one or more Holders   of Certificates shall have any right in any manner
  whatever by virtue or   by availing of any provision of this Agreement to
  affect, disturb or   prejudice the rights of the Holders of any other of
  such Certificates, or   to obtain or seek to obtain priority over or
  preference to any other such   Holder, or to enforce any right under this
  Agreement, except in the manner   herein provided and for the benefit of all
  Certificateholders.  For the   protection and enforcement of the provisions
  of this Section, each and   every Certificateholder and the Trustee shall be
  entitled to such relief   as can be given either at law or in equity.

       Section 8.02.  Access to List of Holders.  (a)  If the Trustee is not
                      -------------------------
  acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

       (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

       (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar and the Trustee that neither the Depositor, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

       Section 8.03.  Acts of Holders of Certificates.  (a)  Any request,
                      -------------------------------
  demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section.

       (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

       (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

       (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.


                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

       Section 9.01.  Trustee To Retain Possession of Certain Documents.
                      -------------------------------------------------
  Until all amounts distributable in respect of the Certificates have been distributed in full, the Trustee (or its custodian) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement; provided, that documents relating to any Additional Collateral may be held by a custodian on behalf of the Trustee.

       Section 9.02.  Preparation of Tax Returns and Other Reports.  (a)
                      --------------------------------------------
  The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon the information furnished by the Servicer or calculated by the Trustee in accordance with this Agreement pursuant to instructions given by the Depositor, and shall file federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund and shall forward copies to the Depositor of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, the Trustee will prepare and will file annual reports required by applicable state authorities, and will prepare and disseminate to Certificateholders Form 1099s (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

       (b)  The Trustee shall prepare and file with the Internal Revenue


  Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form
  SS-4.

       (c) The Depositor will prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Trustee will prepare or cause to be prepared Form 10-Ks and Form 10-Qs (if necessary) or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law or regulation, and will file such reports electronically with the Securities and Exchange Commission (the "SEC"). The Trustee will sign each such report on behalf of the Trust Fund, and will forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Depositor agrees to use its best efforts to seek to terminate such filing obligation after the period during which such filings are required under the Securities Exchange Act of 1934.

       Section 9.03.  Release of Mortgage Files.  (a)  Upon becoming aware
                      -------------------------
  of the payment in full of any Mortgage Loan, or upon receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Certificate Account maintained by the Trustee pursuant to Section 4.04 have been or will be so deposited) of a Servicing Officer and shall request the Trustee (or its custodian) to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee (or its custodian) shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Trustee authorizes the Servicer to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Certificate Account.

       (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee shall, upon request of the Servicer and delivery to the Trustee (or its custodian) of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit C, release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or its custodian) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, the trust receipt shall be released by the Trustee (or its custodian) to the Servicer.

       (c) The Trustee covenants and agrees that it will comply with all relevant laws and regulations governing the custody, processing, release and delivery of the Mortgage Loan documents within its possession or control.


                                   ARTICLE X


                              REMIC ADMINISTRATION

       Section 10.01.  REMIC Administration.  (a)(i) For federal income tax
                       --------------------
  purposes, the Trust Fund shall consist of two REMICs, the Lower Tier REMIC and the Upper Tier REMIC. The Certificates, other than the Class R1
  Certificates, shall be issued by the    Upper Tier REMIC, and the Class R1
  Certificates shall be issued by the   Lower Tier REMIC.  The Lower Tier
  REMIC shall be evidenced by the Class R1   Certificate and the regular
  interests having the characteristics and terms   set forth below, which
  interests (other than the Class R1 Certificate)   shall be issued by the
  Lower Tier REMIC to the Trustee.  The Lower Tier   Interests and the
  proceeds thereof shall be assets of the Upper Tier   REMIC.

           (ii) The Lower Tier Interests shall consist of the 1-A1, 1-A2, 1-A3, 1-A5, 1-AP, 1-AX, B1(1), B2(1), B3(1), B4(1), B5(1) and B6(1) (the
  "Group 1 Lower Tier Interests"), the 2-A, B1(2), B2(2), B3(2), B4(2), B5(2) and B6(2) (the "Group 2 Lower Tier Interests"), and the 3-A1, 3-A2, 3-B1, 3-B2, 3-B3, B4(3), B5(3), B6(3) and R2 (the "Group 3 Lower Tier
  Interests"). The Group 1 Lower Tier Interests (other than Lower Tier Interests 1-AP and 1-AX) shall bear interest at the Pool 1 Rate, the Group 2 Lower Tier Interests shall bear interest at the Pool 2 Rate, and the Group 3 Lower Tier Interests shall bear interest at the Pool 3 Rate. The 1-AP Lower Tier Interest shall not bear interest. The 1-AX Lower Tier Interest shall bear interest at the Certificate Interest Rate applicable to the Class 1-AX Certificates. The Lower Tier Balance of each Lower Tier Interest shall be equal to the Class Certificate Principal Amount or Component Principal Amount of the Corresponding Class for such Lower Tier Interest. The initial Lower Tier Balance for Lower Tier Interest R2 shall be equal to $100.

            Distributions of principal on the Lower Tier Interests shall correspond to the distributions of principal and interest made under
  Section 5.02 on the Classes of Certificates and Components. Allocation of losses on the Lower Tier Interests shall correspond to the allocation of Realized Losses made under Section 5.03 on the Classes of Certificates and Components.

          (iii) The Lower Tier Interests shall be issued as non-certificated interests. The Class R1 Certificate shall be issued in fully registered certificated form and shall be executed and countersigned as provided in Section 3.01 hereof.

           (iv) On each Distribution Date, in addition to amounts otherwise distributable thereon pursuant to Section 5.02, the Trustee shall distribute to the holder of the Class R1 Certificate any amounts (other than the amounts described in clauses (a) through (e) of the definition of Available Distribution Amount) remaining in the Lower Tier REMIC after all amounts required to be applied pursuant to the preceding paragraph have been so applied. Any distributions pursuant to this paragraph shall not reduce the Class Certificate Principal Balance of the Class R1 Certificate.

            (v) The Lower Tier Interests identified in subparagraph (ii) above shall be designated as the "regular interests" and the Class R1 Certificate as the single class of "residual interests" in the Lower Tier REMIC for purposes of the REMIC provisions. The Certificates other than the Class R1 and Class R2 Certificates shall be designated as "regular interests" in the Upper Tier REMIC for purposes of the REMIC Provisions. The Class R2 Certificates shall be designated as the single class of "residual interest" in the Upper Tier REMIC for purposes of the REMIC Provisions.

       (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

       (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).

       (d) The Trustee shall act as Tax Matters Person for each REMIC. The Trustee shall prepare, sign, and file all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

       (e) The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of each REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

       (f) The Trustee and the Holders of Certificates shall take any action or cause each REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of any Residual Certificate shall take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to a REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.

       (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in such REMIC or, if no such amounts are available, out of other amounts held in the Certificate Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.

       (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

       (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans if permitted by the Sale and Servicing Agreement.

       (j) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

       Section 10.02.  Prohibited Transactions and Activities.  Neither the
                       --------------------------------------
  Depositor nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund,
  (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or
  (v) a repurchase of Mortgage Loans pursuant to Article II of this
  Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition,
  substitution, or acceptance will not   (a) affect adversely the status of
  such REMIC as a REMIC or of the   Certificates other than the Residual
  Certificates as the regular interests   therein, (b) affect the distribution
  of interest or principal on the   Certificates, (c) result in the
  encumbrance of the assets transferred or   assigned to the Trust Fund
  (except pursuant to the provisions of this   Agreement) or (d) cause such
  REMIC to be subject to a tax on prohibited   transactions or prohibited
  contributions pursuant to the REMIC Provisions.

       Section 10.03.  Indemnification with Respect to Certain Taxes and
                       -------------------------------------------------
  Loss of REMIC Status.  In the event that any REMIC fails to qualify as a
  --------------------
  REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Trustee shall not be
                        --------  -------
  liable for any such Losses attributable to the action or inaction of the Depositor, or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

       Section 11.01.  Binding Nature of Agreement; Assignment.  This
                       ---------------------------------------
  Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

       Section 11.02.  Entire Agreement.  This Agreement contains the entire
                       ----------------
  agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

       Section 11.03.  Amendment.  (a)  This Agreement may be amended from
                       ---------
  time to time by the Depositor and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions, with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (in the case of the Class 1-A3 Certificates, determined without regard to the Class 1-A3 Policy) (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

       (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Aggregate Notional Amount or, in the case of the Class 1-AX Certificates, aggregate Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may
  (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans, which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Certificate Principal Amount
  (or Aggregate Notional Amount) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Certificate Principal Amount
  (or Aggregate Notional Amount or, in the Class of the 1-AX Certificates, aggregate Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, the case of any Class of Book-Entry Certificates, the related Certificate Owners.

       (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

       (d)  It shall not be necessary for the consent of Holders under this
  Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

       Section 11.04.  Voting Rights.  Except to the extent that the consent
                       -------------
  of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Notional Amount), Certificates owned by the Depositor, the Trustee or the Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Trustee or the Servicer or Affiliates thereof.

       Section 11.05.  Provision of Information.  (a)  For so long as any of
                       ------------------------
  the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

       (b) The Trustee will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 9.02(c) and (ii) a copy of any document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

       (c) On each Distribution Date the Trustee shall deliver or cause to be delivered by first-class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to
  Section 4.03.

       Section 11.06.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                       -------------
  ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.


       Section 11.07.  Notices.  All demands, notices and communications
                       -------
  hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, New York, New York 10285,
  Attention: President, and (b) in the case of the Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101,
  Attention: Structured Finance/SASCO 1996-6, or as to each party such other address as may hereafter be furnished by such Party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

       Section 11.08.  Severability of Provisions.  If any one or more of
                       --------------------------
  the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

       Section 11.09.  Indulgences; No Waivers.  Neither the failure nor any
                       -----------------------
  delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

       Section 11.10.  Headings Not To Affect Interpretation.  The headings
                       -------------------------------------
  contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

       Section 11.11.  Benefits of Agreement.  Nothing in this Agreement or
                       ---------------------
  in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.14.

       Section 11.12.  Special Notices to the Rating Agencies.  (a)  The
                       --------------------------------------
  Depositor shall give, prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

                      (i)  any amendment to this Agreement pursuant to
  Section 11.03;

                      (ii) the appointment of any successor to any Servicer pursuant to Section 6.14; and

                     (iii) the making of a final payment pursuant to Section
  7.02.

            (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

       If to Fitch, to:

       Fitch Investors Service, L.P.
       1201 East 7th Street
       Powell, Wyoming  82435
       Attention: Residential Mortgage Surveillance



       If to S&P, to:

       Standard & Poor's Ratings Services,
       A division of The McGraw-Hill Companies, Inc.
       26 Broadway, 15th floor
       New York, New York 10004
       Attention: Residential Mortgages

            (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

       Section 11.13.  Counterparts.  This Agreement may be executed in one
                       ------------
  or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

       Section 11.14.  Matters Relating to the Certificate Insurance Policy.
                       ----------------------------------------------------
  (a) By accepting its Certificate, each Class 1-A3 Certificateholder agrees that unless a Financial Security Default exists, Financial Security shall have the right to exercise all rights of the Class 1-A3 Certificateholders under this Agreement without any further consent of the Class 1-A3 Certificateholders, including, without limitation:

            (i) the right to give notices of breach or to terminate the rights and obligations of the Servicer as Servicer pursuant to Section 6.14;

           (ii) the right to direct the actions of the Trustee during the continuance of an Event of Default pursuant to Sections 6.14 and 6.15;

          (iii) the right to consent to or direct any waivers of Events of Default; and

           (iv)  the right to remove the Trustee pursuant to Section 6.06.

       In addition, each Class 1-A3 Certificateholder agrees that, unless a Financial Security Default exists, the rights specifically set forth above may be exercised by the Class 1-A3 Certificateholders only with the prior written consent of Financial Security; provided, that such consent shall not be required if Financial Security is furnished with either (i) an Opinion of Counsel to the effect that such amendment will not adversely affect in any material respect the interests of Financial Security or (ii) a letter from each Rating Agency stating that such amendment will not result in the downgrade or withdrawal of the rating then assigned to the Class 1-A3 Certificates without regard to the guaranty provided by the Class 1-A3 Policy.

       (b) Unless a Financial Security Default exists, the Trustee shall not agree to any amendment pursuant to Section 11.03 without the prior written consent of Financial Security, which consent shall not be unreasonably withheld.

       (c) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Class 1-A3 Certificateholders shall also be sent, and any report or statement sent by the Servicer to the Trustee in accordance with the Sale and Servicing Agreement shall be sent by the Trustee, to Financial Security at the following address:

       Financial Security Assurance Inc.
       350 Park Avenue
       New York, New York  10022
       Attention:  Senior Vice President, Surveillance Dept.

  or such other address as Financial Security may hereafter furnish to the Depositor and the Trustee

       (d) Financial Security shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

       (e)  No purchase of the property of the Trust Fund pursuant to
  Section 7.01(b) shall occur if such purchase would result in a draw on the Class 1-A3 Policy, unless Financial Security has consented to such purchase.

       IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                STRUCTURED ASSET SECURITIES
                                CORPORATION, as Depositor


                                By:
                                   -----------------------------
                                   Name:
                                   Title:


                                FIRST BANK NATIONAL ASSOCIATION,
                                as Trustee


                                By:
                                   -----------------------------
                                   Name:
                                   Title:


                                   EXHIBIT B
                                   ---------

                      FORM OF TRUSTEE FINAL CERTIFICATION



                                          ----------------------
                                                 (Date)


  Structured Asset Securities Corporation
  200 Vesey Street
  New York, New York 10285

       Re: Trust Agreement (the "Trust Agreement"), dated as of November 1, 1996 between Structured Asset Securities Corporation, as Depositor and First Bank National Association, as Trustee, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6

  Ladies and Gentlemen:

       In accordance with Section 2.02(b) of the Trust Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it (or its custodian) has received:

            (i) the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee;

           (ii) with respect to any Mortgage Loan other than a Cooperative Mortgage Loan, a duly executed Assignment of Mortgage;

          (iii) with respect to any Mortgage Loan other than a Cooperative Mortgage Loan, the original recorded Mortgage with evidence of recording indicated thereon; or, if, in connection with any Mortgage Loan, the Depositor (or the Servicer or any of its correspondents, at the direction of the Seller and the Depositor) cannot deliver the Mortgage with evidence of recording thereon because such Mortgage has been lost, the Depositor (or the Servicer or its correspondents, at the direction of the Seller and Depositor) shall deliver or cause to be delivered to the Trustee, a photocopy of such Mortgage (certified by the Servicer or its correspondents to be a true and correct copy) together with a written Opinion of Counsel acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

           (iv) if applicable, such original intervening assignments ("Intervening Assignments"), as may be necessary to show a complete chain of title to the Mortgage from the originator to the Trustee at the direction of the Seller and the Depositor; or, as to any such Intervening Assignment which cannot be delivered because such Intervening Assignment has been lost, a written Opinion of Counsel acceptable to the Trustee and the Depositor that such original Intervening Assignment is not required to enforce the Trustee's interest in the Mortgage Loans.

            (v) with respect to any Mortgage Loan other than a Cooperative Loan, the original lender's Title Insurance Policy or a written commitment to issue such Title Insurance Policy or, in lieu thereof, a copy of such Title Insurance Policy;

           (vi) the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans (as and to the extent of those Mortgage Loans specifically identified by the Servicer to be subject to any assumption, modification or substitution;

          (vii) with respect to any Cooperative Mortgage Loan, the original Cooperative Loan Documents; and

         (viii) the original additional collateral pledge and security agreement executed in connection with each pledge of Additional
  Collateral, assigned to the Trustee.

       The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on the attachment hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

                                First Bank National Association,
                                as Trustee


                                By:________________________________
                                   Name:
                                   Title:


                                  EXHIBIT B-4
                                  -----------

                              FORM OF ENDORSEMENT

       Pay to the order of First Bank National Association, as trustee (the "Trustee") under a Trust Agreement dated as of November 1, 1996, between Structured Asset Securities Corporation, as Depositor, and the Trustee relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, without recourse.


                                __________________________________
                                (current signatory on note)


                                By:_______________________________
                                   Name:
                                   Title:



                                   EXHIBIT C
                                   ---------

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT



                                          ----------------------
                                                 (Date)


  (Addressed to Trustee
  or, if applicable, custodian)


       In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of ______________1, 199__ between Structured Asset Securities Corporation, as Depositor, and you, as Trustee (the "Trust Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

       Mortgagor's Name:

       Address:

       Loan No.:

       Reason for requesting file:

       1. Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

       2. Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

       3. Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

       4. The Mortgage Loan is being foreclosed.

       5. Other. (Describe)

       The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

       Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.


                                __________________________________
                                (Name of Servicer)


                                By:_______________________________
                                   Name:
                                   Title: Servicing Officer



                                  EXHIBIT D-1
                                  -----------

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)



  STATE OF            )
                      ) ss.:


  COUNTY OF           )

            (NAME OF OFFICER), _________________ being first duly sworn, deposes and says:

            1.   That he (she) is (title of officer) ___________
  _____________ of (name of Purchaser) ________________________
  _________________ (the "Purchaser"), a _______________________
  (description of type of entity) duly organized and existing under the laws of the (State of __________) (United States), on behalf of which he (she) makes this affidavit.

            2.   That the Purchaser's Taxpayer Identification Number is
  (           ).

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of (date of transfer), and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
  Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

            4. That the Purchaser is not, and on __________ (insert date of transfer of Residual Certificate to Purchaser) will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

            5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between Structured Asset Securities Corporation and First Bank National Association, as Trustee, dated as of November 1, 1996, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

            6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

            7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

            8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and
  (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

            9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

            10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

            11. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

            12. That the Purchaser consents to the designation of the Trustee as its agent to act as "tax matters person" of the Trust Fund pursuant to the Trust Agreement.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its (title of officer) this _____ day of __________, 19__.


                           _________________________________
                           (name of Purchaser)


                           By:______________________________
                              Name:
                              Title:


            Personally appeared before me the above-named (name of officer) ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the (title of officer) _________________ of the Purchaser, and acknowledged to me that he (she) executed the same as his (her) free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this _____ day of __________, 19__.


  NOTARY PUBLIC


  ______________________________


  COUNTY OF_____________________

  STATE OF______________________

  My commission expires the _____ day of __________, 19__.




                                  EXHIBIT D-2
                                  -----------

              RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)


                                                          ___________________
                                                                  Date




            Re:  Structured Asset Securities Corporation
                 Mortgage Pass-Through Certificates
                 ---------------------------------------


            _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"),
  and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.


                                Very truly yours,


                                _______________________________
                                Name:
                                Title:



                                   EXHIBIT E
                                   ---------

                          Sale and Servicing Agreement


                                   EXHIBIT F


                                   ---------

                     FORM OF RULE 144A TRANSFER CERTIFICATE


       Re:  Structured Asset Securities Corporation
            Mortgage Pass-Through Certificates
            Series 1996-6
            ---------------------------------------

            Reference is hereby made to the Trust Agreement dated as of ______ 1, 199___ (the "Trust Agreement") between Structured Asset Securities Corporation, as Depositor, and First Bank National Association, as
  Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

            This letter relates to $_________ initial Certificate Balance of Class____ Certificates which are held in the form of Definitive
  Certificates registered in the name of ________________________________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of (insert name of transferee).

            In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer", which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

                           _____________________________________
                           (Name of Transferor)

                           By:__________________________________
                              Name:
                              Title:

  Dated: ___________, ____

                                   EXHIBIT G
                                   ---------


                         FORM OF PURCHASER'S LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTOR



                                          ----------------------
                                                 (Date)


  Dear Sirs:

       In connection with our proposed purchase of $______________ principal amount of Mortgage Pass-Through Certificates, Series 1996-6 (the "Privately Offered Certificates") of Structured Asset Securities Corporation (the "Depositor"), we confirm that:

  (1) We have received a copy of the Private Placement Memorandum dated
      _____, 199_ relating to the Privately Offered Certificates (the "Private Placement Memorandum"), and we understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or
      (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of ___ 1, 199_ between the Depositor and First Bank National Association, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree,in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

  (2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

  (3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

  (4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

  (5) We have received such information as we deem necessary in order to make our investment decision.

  (6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan as to which the Purchaser, the Depositor, any Servicer or Master Servicer or the Trustee is a party in interest or disqualified person, and no person acting on behalf of such a Plan may acquire such Certificate unless the acquisition would constitute an exempt transaction under a statutory exemption or any of the administrative exemptions issued by the U.S. Department of Labor.

       Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

       You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,


                                __________________________________
                                (Purchaser)


                                By________________________________
                                  Name:
                                  Title:



                                   EXHIBIT H
                                   ---------

                       (FORM OF ERISA TRANSFER AFFIDAVIT)

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )

            The undersigned, being first duly sworn, deposes and says as follows:

            1.   The undersigned is the ______________________ of (the
  "Investor"), a (corporation duly organized) and existing under the laws of __________, on behalf of which he makes this affidavit.

            2. The Investor either (x) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

            3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") between Structured Asset Securities Corporation, as Depositor, and First Bank National Association, as Trustee, dated _____________ 1, 199_, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.


            IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199_.


                                _________________________________
                                (Investor)


                                By:______________________________
                                   Name:
                                   Title:

  ATTEST:


  ___________________________

  STATE OF            )
                      )ss.:
  COUNTY OF           )

            Personally appeared before me the above-named
  _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

            Subscribed and sworn before me this _____ day of ___________
  199__.

                                __________________________________
                                NOTARY PUBLIC

                                My commission expires the
                                ____ day of __________, 19__.


                                   SCHEDULE A
                                   ----------

                             MORTGAGE LOAN SCHEDULE



                                   SCHEDULE B
                                   ----------

                           PRINCIPAL AMOUNT SCHEDULES


                                (Not Applicable)